SCUDDER
                                                                     INVESTMENTS

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BOND/TAX FREE
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Scudder High Yield Tax
Free Fund










Annual Report
May 31, 2001

The fund seeks to provide a high level of income exempt from regular federal income tax.

Contents
--------------------------------------------------------------------------------

             4    Letter from the Fund's President

             6    Performance Update

             8    Portfolio Summary

             9    Portfolio Management Discussion

            14    Glossary of Investment Terms

            15    Investment Portfolio

            26    Financial Statements

            30    Financial Highlights

            32    Notes to Financial Statements

            41    Report of Independent Accountants

            42    Tax Information

            43    Officers and Trustees

            44    Investment Products and Services

            46    Account Management Resources

Scudder High Yield Tax Free Fund

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Class AARP                     ticker symbol SHYFX           fund number 108

Class S                        ticker symbol SHYTX           fund number 008
--------------------------------------------------------------------------------

Date of Inception:    o  Class S shares of Scudder High Yield Tax Free Fund
1/22/87                  posted a total return of 10.56% for the fund's most recent fiscal year ended May 31, 2001; the fund's return surpassed
Total Net Assets as      the 7.39% return of similar funds as tracked by Lipper, Inc.
of 5/31/01--             over the same period.

Class AARP:           o  The fund ranked #1 among all high-yield tax-exempt bond
$4.2 million             funds for the three-, five-, and ten-year periods ended May
                         31, according to Lipper, Inc. (Please see page 9.)
Class S:
$513.7 million        o  As of May 31, 2001, Scudder High Yield Tax Free
                         Fund's Class S 30-day net annualized SEC yield was 5.00%,
                         equivalent to an 7.75% taxable yield for investors subject to the 35.5% federal income tax rate.

                      o  Scudder High Yield Tax Free Fund received an overall
                         Morningstar Rating(TM) of four stars (above-average
                           rating) out of 1,700 tax free funds as of May 31, 2001.^1



^1 Class S shares received a 4-star Overall Morningstar Rating(TM) in its category, reflecting Morningstar ratings for the following periods as of May 31, 2001: 3-year, 4 stars; 5-year, 5 stars; 10-year, 4 stars. For these periods, there were 1,700, 1,459 and 456 funds, respectively, in its broad asset class. Ratings are for the S share class only; other classes may vary.

     Source: Morningstar, Inc. as of May 31, 2001. Ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5- and 10-year returns in excess of the 90-day T-bill and a risk factor reflecting fund perfo,rmance below the 90-day T-bill. The Overall Morningstar Rating(TM) is derived from a weighted average of its applicable 3-,5-, and 10-year Morningstar rating metrics. The top 10% of the funds in a rating category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder High Yield Tax Free Fund's most recent fiscal year ended May 31, 2001. Class S shares of the fund posted a 10.56% total return for the period, compared with the 7.39% return of similar funds as reported by Lipper. The fund posted superior competitive performance, ranking #1 for the three-, five-, and ten-year periods ended May 31. During the period, the fund benefited from its strong weighting in bonds with maturities from five to 15 years, its continued emphasis on call protected bonds, and improved overall performance by high yield municipal bonds.

Recent evidence indicates renewed investor interest in tax-exempt securities in general. In part this traces to investors who have been heavily invested in the stock market in recent years who are seeking additional portfolio stability through diversification. We are confident that investors in higher tax brackets will continue to recognize the potential value of holding some portion of their portfolios in tax-exempt securities.

Scudder High Yield Tax Free Fund seeks to provide a high level of income exempt from regular federal income taxes. It does this by investing most of its assets in securities across the credit quality spectrum -- at least 50% of assets are invested in the top four credit quality grades, and up to 50% of assets are invested in high yield bonds of the fifth and sixth credit grades (as low as grade B).

Municipal bonds held in the fund's portfolio finance public transportation, road and bridge construction, colleges and universities, hospitals, and other projects or entities. The fund's managers look for securities that appear to offer the best total return potential, and typically prefer those that cannot be called in before maturity. In making buy and sell decisions, the managers weigh a number of factors against each other, from economic outlooks to changes in supply and demand within the municipal market. Please see the Portfolio Management Discussion beginning on page 9 for additional information on the fund's performance, strategy, and outlook.

Thank you for your continued investment in Scudder High Yield Tax Free Fund. For current information on the fund or your account, visit us on the Web. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling us toll free.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder High Yield Tax Free Fund

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                 AARP Investment Program         Scudder Class S

  Web site:        aarp.scudder.com                myScudder.com
  Toll-free:         1-800-253-2277               1-800-SCUDDER
--------------------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                    May 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

             Scudder High Yield Tax         Lehman Brothers Municipal
              Free Fund -- Class S                  Bond Index*

         `91         10000                             10000
         `92         11166                             10983
         `93         12706                             12298
         `94         12902                             12601
         `95         14012                             15749
         `96         14582                             14377
         `97         15977                             15570
         `98         17825                             17032
         `99         18568                             17828
         `00         18336                             17671
         `01         20265                             19819


                               Yearly periods ended May 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                               Growth of                              Average
Period ended 5/31/2001          $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder High Yield Tax Free Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  11,056               10.56%           10.56%
--------------------------------------------------------------------------------
5 year                         $  13,898               38.98%            6.80%
--------------------------------------------------------------------------------
10 year                        $  20,265              102.65%            7.32%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                         $  11,216               12.16%           12.16%
--------------------------------------------------------------------------------
5 year                         $  13,785               37.85%            6.63%
--------------------------------------------------------------------------------
10 year                        $  19,819               98.19%            7.07%
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER HIGH YIELD TAX FREE FUND-- CLASS S TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX* TOTAL RETURN (%)

BAR CHART DATA:

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                           Yearly periods ended May 31

                1992  1993   1994   1995   1996   1997  1998   1999   2000   2001
----------------------------------------------------------------------------------
Class Total
Return (%)      11.66 13.79   1.54   8.61   4.06   9.57 11.57   4.17  -1.28  10.56
----------------------------------------------------------------------------------
Index Total
Return (%)       9.83 11.97   2.47   9.11   4.57   8.29  9.39   4.67   -.88  12.16
----------------------------------------------------------------------------------
Net Asset
Value ($)       11.72 12.33  11.61  11.86  11.66  12.09 12.80  12.69  11.87  12.40
----------------------------------------------------------------------------------
Income
Dividends ($)     .74   .70    .67    .70    .68    .66   .66    .64    .66    .70
----------------------------------------------------------------------------------
Capital Gains
Distributions ($) .19   .25    .27     --     --     --    --     --     --     --
----------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     On May 1, 2000, existing shares of the Fund were redesignated as Class S. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the expenses, total returns for the class would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                    May 31, 2001

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                                         Diversification remains
                                                           an important strategy
                                                          for the fund, allowing
                                                        us to spread risk over a
                                                        large number of sectors,
                                                                 maturities, and
                                                               geographic areas.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


    Hospital/Health/Senior Care 32%
    Project Revenue/Special
    Assessment                  12%
    State General Obligation/
    Lease                        6%
    Electric Utility Revenue     5%
    Port/Airport Revenue         4%
    Sales/Special Tax            4%
    Housing Finance Authority    2%
    Toll Revenue/Transportation  2%
    Miscellaneous Municipal     33%
------------------------------------
                               100%
------------------------------------


--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------
                                                         The fund benefited from
                                                           the fact that "credit
                                                                  spreads"-- the
                                                            differences in yield
                                                              between higher and
                                                                   lower quality
                                                               bonds -- narrowed
                                                              during the period.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


    AAA                         33%
    AA                           6%
    A                           13%
    BBB                         17%
    Not Rated                   31%
------------------------------------
                               100%
------------------------------------
    Weighted average quality: A


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------
                                                            Over the period, the
                                                               fund maintained a
                                                          cautious stance on the
                                                          market with respect to
                                                             interest rate risk.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


    Less than 1 year             4%
    1 < 5                       16%
    5 < 8                        8%
    8 < 15                      46%
    Greater than 15 year        26%
------------------------------------
                               100%
------------------------------------
    Weighted average effective
    maturity: 11.8 years



For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2001

Dear Shareholders,

Five interest rate reductions by the Federal Reserve Board between January and May 2001 sparked a rally by short- and intermediate-term municipal securities during Scudder High Yield Tax Free Fund's most recent fiscal year. Class S shares of the fund posted a 10.56% total return over the fund's most recent fiscal year ended May 31, 2001. For the three-, five-, and ten-year periods ended May 31, the fund ranked #1 among its peers according to Lipper, Inc. In addition, the fund's 12-month return surpassed the 7.39% average return of 69 similar funds.

As of May 31, 2001, Scudder High Yield Tax Free Fund received a four-star (overall) rating from Morningstar Rating(TM) (see page 3 for additional information). Please turn to the Performance Update on page 6 for more information on the fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

Market Environment

By the close of 2000, most economic releases confirmed that U.S. economic growth had slowed considerably. Declines in stock market averages, higher unemployment, sliding retail sales, and slumping corporate earnings prompted the Federal Reserve Board (the Fed) to cut

--------------------------------------------------------------------------------
Superior Competitive Performance
(Average annual returns for periods ended May 31, 2001)
--------------------------------------------------------------------------------
               Scudder            Lipper
               High Yield Tax     Average
               Free Fund          Annual             Number of     Percentile
Period         Return             Return  Rank     Funds Tracked    Ranking
--------------------------------------------------------------------------------
1 Year          10.56%           7.39%      5    of   69           Top 8%
3 Years          4.37%           1.48%      1    of   48           Top 3%
5 Years          6.80%           4.48%      1    of   34           Top 3%
10 Years         7.32%           5.73%      1    of   16           Top 6%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Performance pertains to Class S shares.

interest rates five times during the period from January 3 to May 15. The magnitude of the cuts in such a short period was unprecedented, and arose from the Fed's concern that the pace of the late 2000 economic slowdown could lead to a recession (i.e., two consecutive quarters of a decline in U.S. GDP, or Gross Domestic Product, a measure of the value of all goods and services produced during those quarters).

Treasury securities -- which typically react faster than other fixed income securities to changes in the interest rate environment -- began a rally in advance of the Fed's moves. The municipal bond market waited until the first cuts took place, then staged its own rally. Over the 12-month period ended May 31, yields of 10-year municipal bonds declined more than 88 basis points and their prices increased 6.81%. By contrast, yields of 10-year Treasury bonds declined 89 basis points and their prices increased 6.59% during the period. During the first five months of 2001, municipal bond yield declines (and resulting bond price increases) were partially offset by a 41% increase in the supply of tax-free bonds compared with the first five months of 2000, due to increases in bond issuance and bond refundings (where state agencies and municipalities essentially refinance and reissue bonds at a lower interest rate).

Portfolio Strategy

Over the 12-month period ended May 31, we positioned the majority of Scudder High Yield Tax Free Fund's higher-quality holdings in the 10- to 15-year bond maturity range. Because that portion of the municipal bond yield curve (see glossary on page 15) strongly benefited from interest rate reductions during the period, the fund performed well. The fund also benefited from renewed investor interest in high yield municipal bonds. Because yields on lower-quality bonds are historically favorable, the fund has selectively added to this sector.

Two other elements of our longer-term strategy remained the same during the fund's most recent fiscal year:

o Focus on premium "cushion" bonds (bonds trading at a premium to face value that can be "called" (redeemed) prior to maturity). We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment.

o Emphasize call protection. Within our call protection strategy, the fund regularly holds a significant percentage of bonds in its portfolio that cannot be redeemed by the issuer before the bond's maturity date. (Bond issuers with call provisions on a bond often redeem a bond early if interest rates decline.) Holding a significant number of call-protected bonds has helped the fund provide a steadier stream of income that is less subject to fluctuations in interest rates.

The fund looks to maintain a neutral duration relative to its peers. One way of assessing the fund's level of risk (and therefore its level of price sensitivity to changes in interest rates) is through the measurement of "duration." As of May 31, 2001, the fund's average duration was 7.3 years. Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates. Therefore, the price of a municipal bond fund with a duration that is shorter than that of a similar fund will tend to decline less when interest rates rise.

Diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of May 31, the fund held securities issued in 39 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 8 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

Outlook

The Fed's recent policy of attempting to stave off recession through interest rate cuts has been aggressive, and the Fed will likely continue to pursue it as needed. We believe the policy will be effective, and should strongly benefit municipal bonds across the maturity spectrum. We think that the most attractive opportunities over the coming months will come from investing in longer intermediate bonds and lower-quality, high-yield securities. We will also explore purchasing tax-exempt bonds in California, where the ongoing power crisis has depressed the prices of most California municipal bonds, often to disproportionately cheap levels. Scudder High Yield Tax Free Fund remains an attractive investment for those seeking a high level of income free from federal income taxes.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon                                  /s/Rebecca L. Wilson

Philip G. Condon                                     Rebecca L. Wilson

Scudder High Yield Tax Free Fund:
A Team Approach to Investing

Scudder High Yield Tax Free Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Philip G. Condon joined the Advisor in 1983 and has had responsibility for the fund's day-to-day operations since its inception in 1987. Mr. Condon has 23 years of experience in the investment industry.

Portfolio manager Rebecca L. Wilson joined the Advisor in 1986 and the fund as a portfolio manager in 1998. Ms. Wilson has 15 years of experience in municipal bond investing.

Glossary of Investment Terms
--------------------------------------------------------------------------------

              Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

   Diversification   The spreading of risk by investing in several asset
                     categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

          Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

    Municipal Bond   An interest-bearing debt security issued by a state
                     or local government entity.

Taxable Equivalent   The level of yield a fully taxable instrument would have to
             Yield   provide to equal that of a tax-free municipal bond on an
                     after-tax basis.

  30-Day Sec Yield   The standard yield reference for bond funds,
                     based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

       Yield Curve   A graph showing the term structure of interest rates
                     by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.



(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                              as of May 31, 2001
------------------------------------------------------------------------------------

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Municipal Investments 4.6%
------------------------------------------------------------------------------------

California 0.2%
Los Angeles, CA, Regional Airport Improvement
    Corporation Lease Revenue, Series 1985, Daily Demand
   Note, 3.15%*, 12/1/2025 ................................   1,100,000   1,100,000
District of Columbia 0.3%
District of Columbia, General Obligation, Series B-1,
   Daily Demand Note, 3.5%*, 6/1/2003 .....................     700,000     700,000
District of Columbia, Series 1991 B, Daily Demand Note,
   3.5%*, 6/1/2003 ........................................   1,000,000   1,000,000
Georgia 0.5%
Burke County, GA, Development Authority, Pollution
   Control Georgia Power, Series 1995-2, Daily Demand
   Note, 3.09%*, 4/1/2025 .................................   2,800,000   2,800,000
Michigan 0.2%
University of Michigan, University Revenue, Series A,
   Daily Demand Note, 3.1%*, 12/1/2027 ....................   1,200,000   1,200,000
New Jersey 0.5%
New Jersey Economic Development Authority,
   Water Facilities Revenue, Daily Demand Note, 3.05%*,
   11/1/2026 (b) ..........................................   2,500,000   2,500,000
New York 1.1%
New York City, General Obligation, Series B, Daily
   Demand Note, 2.9%*, 10/1/2022 (b) ......................   1,000,000   1,000,000
New York Dormitory Authority Revenue, Daily Demand
   Note, 2.95%*, 7/1/2019 .................................   1,200,000   1,200,000
New York, NY, General Obligation:
   Daily Demand Note, 3.1%*, 8/15/2018 ....................   1,340,000   1,340,000
   Series B, Daily Demand Note, 3.25%*, 10/1/2021 (b) .....   1,750,000
                                                                          1,750,000
New York State, Dormitory Authority Revenue, Daily
   Demand Note, 2.95%*, 7/1/2019 ..........................     900,000     900,000
Pennsylvania 0.4%
Lehigh County, PA, Hospital Authority Revenue, Lehigh
   Valley Hospital, Series A, Daily Demand Note,
   3.15%*, 7/1/2028 (b) ...................................   1,000,000   1,000,000
Pennsylvania State, Higher Educational Facilities
   Authority Revenue, Carnegie Mellon University, Daily
   Demand Note, Series 1995 D, 3%*, 11/1/2030 .............   1,000,000   1,000,000
Texas 0.3%
Brazos River Authority Texas Pollution Control Revenue,
   Texas Utilities Electric Company Project, Series 1996 B,
   Daily Demand Note, 3.3%*, 6/1/2030 (b) .................   1,000,000   1,000,000

    The accompanying notes are an integral part of the financial statements.

                                       15

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

Harris County, TX, Health Facilities Authority Revenue,
    St. Lukes Episcopal Hospital, Series B, Daily Demand
    Note, 3.15%*, 2/15/2027 .............................    1,000,000    1,000,000
 Utah 0.2%
 Salt Lake City, UT, Pollution Control Revenue British
    Petroleum Service Station Holdings Project,
    Series 1994 B, Daily Demand Note, 3.05%*, 8/1/2007 ..    1,000,000
                                                                          1,000,000
 Washington 0.4%
 Washington Health Care Facilities Authority, Sisters of
    Providence, Series 1985 B, Daily Demand Note,,
    3.1%*, 10/1/2005 ....................................    2,000,000    2,000,000
 Wyoming 0.5%
 Platte County, WY, Pollution Control Revenue:
    Daily Demand Note, Series A, 3.35%*, 7/1/2014 .......    1,100,000    1,100,000
    Daily Demand Note, Series B, 3.35%*, 7/1/2014 .......    1,800,000    1,800,000

------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $25,390,000)                25,390,000
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Long-Term Municipal Investments 95.4%
------------------------------------------------------------------------------------

 Alaska 1.2%
 North Slope Borough, AK, General Obligation, Capital
    Appreciation, Series 1994 B, Zero Coupon,
    6/30/2005 ...........................................    7,600,000    6,444,496
 Arizona 1.3%
 Maricopa County, AZ, Industrial Development Revenue,
    Resource Recovery, Series 1995, 9.25%, 5/1/2015 .....    3,490,000    3,500,784
 McDowell Mountain Ranch, AZ, General Obligation,
    Series 1994, 8.25%, 7/15/2019 .......................    3,000,000    3,451,560
 California 11.8%
 California Community Development Authority, Apartment
    Development Revenue Bond, Series 1998 A-4, 5.25%,
    5/15/2025 ...........................................    3,750,000    3,636,600
 Foothill Eastern Transportation Corridor Agency, CA,
    Toll Road Revenue:
      Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
        7.05% to 1/1/2010 ...............................    7,000,000    6,621,510
      Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
        7.1% to 1/1/2011 ................................    4,415,000    4,244,669
      Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
        7.1% to 1/1/2012 ................................    6,000,000    5,768,520
      Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
        7.15% to 1/1/2014 ...............................    2,875,000    2,769,488
 Long Beach, CA, Aquarium of the Pacific Project, 6.1%,
    7/1/2010 ............................................    4,500,000    4,969,575

    The accompanying notes are an integral part of the financial statements.

                                       16

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

Los Angeles County, CA, Certificate of Participation,
   Marina Del Ray, AMT, Series 1993 A, 6.25%, 7/1/2003 .    2,400,000    2,463,551
Millbrae California Residential Facilities, AMT,
   Series 1997 A, 7.375%, 9/1/2027 .....................    1,000,000      983,890
Sacramento, CA, City Financing Authority, Convention
   Center Hotel, Series 1999 A, 6.25%, 1/1/2030 ........    4,000,000    3,975,480
San Francisco, CA, City and County Redevelopment
   Agency, Residential Facility, AMT, Series 1996 A,
   8.5%, 12/1/2026 .....................................    2,000,000    1,882,700
San Joaquin Hills, CA, Transportation Corridor Agency:
   Series 1993, Prerefunded to 1/1/2008, Step-up Coupon,
     0% to 1/1/2011 (c) ................................    5,000,000    5,793,500
   Series 1993, Prerefunded to 1/1/2008, Step-up Coupon,
     0% to 1/1/2012 (c) ................................   15,000,000   17,418,747
   Series 1993, Prerefunded to 1/1/2008, Step-up Coupon,
     0% to 1/1/2013 (c) ................................    4,000,000    4,645,000
Colorado 5.2%
Colorado Health Facilities Authority Revenue,
   Hospital-Portercare Adventist Health, 6.625%,
   11/15/2026 ..........................................    2,000,000    2,009,180
Denver, CO, Airport System Revenue:
   Series 1990 A, Zero Coupon, 11/15/2001 ..............    5,120,000    5,037,363
   Series 1990 A, Zero Coupon, 11/15/2003 ..............    3,050,000    2,759,030
   Series 1990 A, Zero Coupon, 11/15/2004 ..............    3,130,000    2,692,050
   Series 1991 A, Zero Coupon, 11/15/2005 ..............    1,855,000    1,512,771
   Series 1991 D, 7.75%, 11/15/2013 ....................    9,775,000   11,891,776
Denver, CO, Urban Renewal Authority, Tax Increment
   Revenue, AMT, Series 1989, 7.75%, 9/1/2016 ..........    2,500,000    2,656,850
Connecticut 2.6%
Connecticut State Health Finance Authority, Edgehill
   Project, Series 1997 A, 6.875%, 7/1/2017 ............    4,500,000    5,047,200
Mashantucket, CT, Western Pequot Tribe:
   Series 1996 B, 6.4%, 9/1/2011 .......................    1,490,000    1,704,575
   Series 1996 B, Prerefunded to 9/1/2007, 6.4%,
     9/1/2011 (c) ......................................    1,510,000    1,610,204
   Series 1997 B, 5.7%, 9/1/2012 .......................    1,000,000    1,019,000
   Series 1999 B, Zero Coupon, 9/1/2010 ................    2,000,000    1,193,480
   Series 1999 B, Zero Coupon, 9/1/2011 ................    2,000,000    1,117,500
   Series 1999 B, Zero Coupon, 9/1/2012 ................    2,000,000    1,039,760
   Series 1999 B, Zero Coupon, 9/1/2014 ................    2,000,000      900,940
   Series B, Zero Coupon, 9/1/2013 .....................    2,000,000      968,280
Delaware 0.2%
Delaware County, PA, Authority First Management Revenue,
   7.625%, 7/1/2030 ....................................    1,000,000    1,020,390

    The accompanying notes are an integral part of the financial statements.

                                       17

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

District of Columbia 2.7%
District of Columbia:
   American College of Obstetricians, Series 1999, 4.75%,
     8/15/2018 (b) .........................................     500,000     462,150
   Certificate of Participation, Series 1993, 7.3%,
     1/1/2013 ..............................................   4,650,000   4,894,032
   Hospital Refunding Revenue, Metlantic Washington
     Hospital Center, Series 1992 A, 7.125%, 8/15/2019 .....   3,000,000   3,199,950
   Water and Sewer Authority:
     Public Utilities Revenue, Series 1998, Inverse Floater,
       8.802%, 10/1/2014** .................................   4,220,000   5,203,893
     Series 2000, 8.821%, Inverse Floater, 10/1/2016** .....   1,155,000   1,414,621
Florida 1.5%
Bayside, FL, Community Development District, Capital
   Improvement Revenue, 6.3%, 5/1/2018 .....................     980,000     975,404
Broward County, FL, Housing Finance Authority, Single
   Family Mortgage Revenue, Series 1983, Zero Coupon,
   4/1/2014 ................................................     400,000     111,784
Hillsborough County, FL, Industrial Development Authority
   Revenue, University Community Hospital Project:
     5.625%, 8/15/2023 .....................................   1,550,000   1,342,672
     Series 1999, 5.625%, 8/15/2019 ........................   3,425,000   3,040,647
Indian Trace, FL, Special Tax Revenue, Water Management,
   Series 1995, 8.25%, 5/1/2005 ............................   1,160,000   1,216,480
Palm Beach County, FL, Health Facilities Authority,
   Retirement Community Revenue, Series 1998, 5.125%,
   11/15/2029 ..............................................   2,000,000   1,710,640
Georgia 1.5%
Athens-Clarke County, GA, Wesley Woods, Series 1997,
   6.35%, 10/1/2017 ........................................   1,575,000   1,397,734
Coweta County, GA, Residential Care Facilities for the
   Elderly, Wesley Woods, Series 1996 A, 8.25%,
   10/1/2026 ...............................................   1,000,000   1,067,400
Georgia Municipal Electric Authority Power Revenue:
   Prerefunded, Series Z, 5.5%, 1/1/2012 (c) ...............      80,000      86,541
   Unrefunded Balance, Series Z, 5.5%, 1/1/2012 ............   1,295,000   1,366,730
Rockdale County, GA, Development Authority, Solid Waste
   Disposal Revenue, Visy Paper Inc. Project, AMT,
   Series 1993, 7.4%, 1/1/2016 .............................   4,380,000   4,455,862
Illinois 2.1%
Chicago, IL, O'Hare International Airport, Special
   Facilities Revenue, United Airlines Project,
   Series 1999 A, 5.35%, 9/1/2016 ..........................   2,750,000   2,405,563
Hoffman Estates, IL, Tax Increment Revenue, Capital
   Appreciation Junior Lien, Series 1991, Zero Coupon,
   5/15/2006 ...............................................   4,000,000   3,203,720

    The accompanying notes are an integral part of the financial statements.

                                       18

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

Illinois Development Finance Authority, Hospital Revenue,
   Series 1999 A, 5.5%, 11/15/2029 .....................    5,000,000    4,461,550
Winnebago County, IL, School District #122, Series 1992,
   6.45%, 6/1/2008 (b) .................................    1,500,000    1,691,715
Indiana 0.9%
Indiana Health Facilities Financing Authority Revenue:
   5.625%, 5/15/2028 ...................................    2,000,000    1,576,280
   Franciscan Eldercare Community Services, Series 1998,
     5.875%, 5/15/2029 .................................    2,300,000    1,906,723
Indianapolis, IN, Economic Development, Robin Run
   Village Project, Series 1992, 7.625%, 10/1/2022 .....    1,500,000    1,547,985
Iowa 0.3%
Iowa Financial Authority Retirement Authority, Wesley
   Retirement Services, 6.1%, 6/1/2024 .................    2,250,000    1,924,650
Kansas 1.7%
Manhattan, KS, Health Care Facilities, Revenue Bond,
   Meadowlark Hills Retirement, Series 1999 A,
   6.5%, 5/15/2028 .....................................    1,000,000      959,540
Overland Park, KS, Development Corporation Revenue,
   1st Tier, Overland Park, Series A, 7.375%, 1/1/2032 .    8,000,000    8,352,240
Kentucky 1.6%
Kentucky Economic Development Finance Authority,
   Health Systems Revenue, Norton Healthcare Inc.,
   Series 2000 A, 5.625%, 10/1/2028 ....................    5,500,000    5,582,720
Kentucky Turnpike Authority Economic Development
   Road Revenue, Revitalization Project, Series A,
   5.5%, 7/1/2014 (b) ..................................    3,210,000    3,440,831
Maine 0.1%
Maine Finance Authority, Huntington Common,
   Series 1997 A, 7.5%, 9/1/2027 .......................    1,000,000      734,740
Maryland 3.6%
Anne Arundel County, MD, Special Obligation, National
   Business Park Project, 7.375%, 7/1/2028 .............    2,000,000    2,137,380
Maryland Economic Development Corporation:
   Chesapeake Bay Conference, Series 1999 B,
     7.625%, 12/1/2022 .................................   12,000,000   12,049,800
   University of Maryland, Series 1999 A, 5.75%,
     6/1/2031 ..........................................    1,000,000      930,710
Maryland Health & Higher Education Facilities
   Authority:
     Revenue, Collington Episcopal, 6.75%, 4/1/2023 ....    2,000,000    1,993,640
     University of Maryland Medical System Revenue,
       Series 2000, 6.75%, 7/1/2030 ....................    2,500,000    2,652,775

    The accompanying notes are an integral part of the financial statements.

                                       19

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

Massachusetts 4.5%
 Boston, MA, Industrial Development Financing Authority,
   Springhouse Project, Series 1995, Prerefunded to
   7/1/2005, 9.25%, 7/1/2025 (c) ..........................    1,350,000    1,648,472
Massachusetts Development Financial Agency, Revenue,
   Health Care Facilities, Series 1999 A, 7.1%, 7/1/2032 ..    4,000,000    3,737,680
Massachusetts Health and Educational Facilities Authority:
   Cooley Dickson Hospital Inc., Series 1993 A,
     Prerefunded to 5/15/2003, 7.125%, 11/15/2018 (c) .....    1,720,000    1,868,264
   Partners Healthcare Systems, Series 1999 B,
     5.125%, 7/1/2019 .....................................    1,185,000    1,114,398
   South Shore Hospital:
     Series 1999 F, 5.625%, 7/1/2019 ......................    1,000,000      964,780
     Series 1999 F, 5.75%, 7/1/2029 .......................    4,000,000    3,820,440
Massachusetts Industrial Finance Agency:
   Edgewood Retirement Community, Series 1995 A,
     9%, 11/15/2025 .......................................    1,000,000    1,233,060
   Solid Waste Disposal, Peabody Monofil Project,
     Series 1994, 9%, 9/1/2005 ............................    1,680,000    1,733,810
Massachusetts State RITES, Series 2000, Inverse Floater,
   8.977%, 11/1/2010** ....................................    8,000,000    9,988,480
Michigan 2.0%
Detroit, MI, Downtown Development Authority:
   Series 1996, Zero Coupon, 7/1/2011 .....................    3,150,000    1,882,724
   Series 1996, Zero Coupon, 7/1/2012 .....................    3,150,000    1,762,173
Kalamazoo, MI, Economic Development Revenue Bond,
   Series 1999 A, 7.5%, 5/15/2029 .........................    2,000,000    1,927,620
Michigan State Hospital Finance Authority Revenue, Sinai
   Hospital, Series 1995, 7.5%, 10/1/2027 .................    2,000,000    2,301,140
Michigan State Strategic Fund Limited, Revenue,
   5.75%, 11/15/2018 ......................................    1,500,000    1,351,155
Saginaw, MI, Hospital Finance Authority Revenue,
   Covenant Medical Center, Series F, 6.5%, 7/1/2030 ......    2,000,000    2,080,800
Mississippi 0.3%
Mississippi Development Bank, Special Obligation,
   Diamond Lakes Utilities, Series 1997 A,
   6.25%, 12/1/2017 .......................................    1,800,000    1,722,276
Missouri 3.9%
Florissant, MO, Industrial Development Authority:
   8.5%, 8/15/2030 ........................................    7,060,000    7,062,047
   St. Catherine Acquisition, 9%, 8/15/2030 ...............    3,305,000    3,305,595
   St. Louis Industrial Development Authority, Senior Lien,
     St. Louis Convention, 7.25%, 12/15/2035 ..............   10,000,000   10,461,300

    The accompanying notes are an integral part of the financial statements.

                                       20

                                                                Principal
                                                               Amount ($)    Value ($)
--------------------------------------------------------------------------------------

Nevada 3.3%
Clark County, NV, 5.5%, 6/1/2015 (b) ........................   5,000,000   5,208,850
Clark County, NV, Pollution Control Revenue,
   Series 1995 D, 5.45%, 10/1/2023 ..........................   3,470,000   2,999,572
Henderson, NV, Health Care Facility Revenue, Catholic
   Healthcare West, 5.375%, 7/1/2026 ........................   5,000,000   4,200,200
State Nevada Department of Business & Industry,
   Las Vegas Monorail Project, Revenue, 7.375%,
   1/1/2030 .................................................   6,000,000   5,998,740
New Hampshire 1.9%
New Hampshire Health & Educational Facilities Authority
   Revenue, New Hampshire College Issue, Series 2000,
   7.4%, 1/1/2023 ...........................................   2,000,000   2,089,120
New Hampshire Higher Education & Health
   Facilities Authority:
     New Hampshire Catholic Charities:
       8.4%, 8/1/2011 .......................................     600,000     623,166
       Series 1991, Prerefunded to 8/1/2001, 6.375%,
         3/1/2013 (c) .......................................     725,000     667,769
       Series 1997, 5.8%, 8/1/2022 ..........................   2,760,000   2,353,700
     Rivermead at Peterborough:
       Series 1998, 5.5%, 7/1/2013 ..........................   2,635,000   2,379,589
       Series 1998, 5.625%, 7/1/2018 ........................   1,615,000   1,327,255
     Riverwoods at Exeter, Series 1997 A, 6.5%, 3/1/2023 ....   1,000,000     886,580
New Jersey 3.3%
New Jersey Economic Development Authority:
   Revenue, Harrogate Inc., Series A, 5.875%, 12/1/2026 .....   1,225,000   1,066,093
   United Methodist Homes, Series 1995, Prerefunded to
     7/1/2005, 7.5%, 7/1/2025 (c) ...........................   1,000,000   1,156,450
New Jersey State Transportation Certificate of Participation,
   Series 16, Inverse Floater, 8.25%, 9/15/2010** (b) .......   8,250,000   9,902,723
New Jersey State Turnpike Authority Revenue,
   Series 2000 R, Inverse Floater, 8.35%, 1/1/2010** (b) ....   5,000,000   6,057,650
New Mexico 1.2%
Farmington, NM, Pollution Control Revenue:
   5.8%, 4/1/2022 ...........................................   7,000,000   6,615,700
New York 4.1%
Brookhaven, NY, Industrial Development Authority,
   Civic Factory Revenue, Memorial Hospital Medical
   Center, Series A, 8.25%, 11/15/2030 ......................   1,000,000     985,800
Glen Cove Housing Authority, NY, Senior Living Facility,
   The Mayfair at Glen Cove, AMT, Series 1996,
   8.25%, 10/1/2026 .........................................   1,500,000   1,614,615

    The accompanying notes are an integral part of the financial statements.

                                       21

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

Islip, NY, New York Community Development Agency,
   New York Institute of Technology, Series 1996, 7.5%,
   3/1/2026 ..............................................   2,500,000   2,939,550
New York City, NY, General Obligation, Series 1996 A,
   7%, 8/1/2007 ..........................................   5,000,000   5,742,050
New York Dormitory Authority Revenue, Series 310,
   Inverse Floater, 9.07%, 2/15/2010** (b) ...............   4,250,000   5,351,218
New York Metropolitan Transportation Department,
   Series 1993 O, 5.75%, 7/1/2013 ........................   2,750,000   3,039,190
New York, NY, City Transitional Finance Authority Revenue,
   Future Tax, Series B, 5.5%, 2/1/2016 ..................   2,000,000   2,091,000
Orange County, NY, Industrial Development Agency,
   Life Care Community Revenue, The Glen Arden Project,
   5.7%, 1/1/2028 ........................................   1,250,000   1,035,588
North Carolina 0.7%
Charlotte, NC, Special Facilities Revenue, Douglas
   International Airport-US Airways, 7.75%, 2/1/2028 .....   1,700,000   1,649,510
North Carolina Municipal Power Agency, Electric Revenue,
   Series 1999 B, 6.375%, 1/1/2013 .......................   2,075,000   2,205,538
North Dakota 0.7%
Grand Forks, ND, Health Care Systems Revenue,
   Series 2000, 7.125%, 8/15/2024 ........................   3,750,000   3,865,088
Ohio 1.2%
Franklin County, OH, Health Care Facilities Revenue,
   Ohio Presbyterian, Series A, 7.125%, 7/1/2029 .........   1,000,000     983,830
Hamilton County, OH, Health System Revenue, Franciscan
   Sisters of the Poor Health System, Providence Hospital,
   Series 1992, 6.8%, 7/1/2008 ...........................   5,485,000   5,808,231
Pennsylvania 6.2%
Allegheny County, PA, Hospital Development Authority
   Revenue, Health Systems, Series B, 9.25%, 11/15/2022 ..   2,000,000   2,018,080
Chester County, PA, Health and Education Facilities
   Authority Revenue, Series 1997 A, 5.375%, 5/15/2027 ...   4,270,000   4,044,886
Delaware County, PA, White Horse Village Inc.:
   Series 1996, 7.5%, 7/1/2018 ...........................   2,000,000   2,048,220
   Series 1996 A, 6.7%, 7/1/2007 .........................   1,000,000   1,001,800
Montgomery County, PA, Health and Educational Facilities
   Authority, Philadelphia Geriatric Center Revenue,
   Series 1999 A, 7.25%, 12/1/2027 .......................   3,125,000   3,032,156
Montgomery County, PA, Industrial Development Authority,
   Retirement Community Revenue, Series 1998, 5.25%,
   11/15/2028 ............................................   4,000,000   3,434,240
Montgomery County, PA, Multi-Family Housing Revenue,
   Series 1993 A, 6.375%, 7/1/2012 .......................   5,500,000   5,623,200

    The accompanying notes are an integral part of the financial statements.

                                       22

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

Pennsylvania Economic Development Financing Authority
    Exempt Facilities Revenue, Amtrak Project, Series A,
   6.125%, 11/1/2021 ......................................     700,000     701,337
Pennsylvania Higher Education Facilities Authority Revenue,
   UPMC Health System, Series A, 6%, 1/15/2031 ............   5,095,000   5,100,503
Philadelphia, PA, Industrial Development Authority,
   Commercial Development Revenues, Series 1997,
   6.5%, 10/1/2027 ........................................   4,500,000   4,417,335
Westmoreland County, PA, Industrial Development
   Authority Revenue, Health Care Facilities-Redstone,
   Series 2000 B, 8.125%, 11/15/2030 ......................   3,000,000   3,020,910
South Carolina 0.5%
South Carolina Jobs Economic Development Authority,
   Hospital Facilities Revenue, Series 2000 A,
   7.375%, 12/15/2021 .....................................   2,500,000   2,563,325
South Dakota 0.4%
South Dakota Health & Educational Facilities Authority
   Revenue, Prairie Lakes:
     Series 1992, 7.125%, 4/1/2010 ........................     320,000     329,046
     Series 1992, 7.25%, 4/1/2022 .........................     320,000     325,606
     Series 1992, Prerefunded to 4/1/2003, 7.125%,
       4/1/2010 (c) .......................................     680,000     736,882
     Series 1992, Prerefunded to 4/1/2003, 7.25%,
       4/1/2022 (c) .......................................     680,000     738,317
Tennessee 1.5%
Elizabethton, TN, Health and Educational Facilities Board
   Revenue, Series 2000 B, 8%, 7/1/2033 ...................   3,000,000   3,174,420
Johnson City, TN, Health and Educational Facilities Board
   Hospital Revenue, 7.5%, 7/1/2033 .......................   5,000,000   5,003,800
Texas 10.5%
Abilene, TX, Health Facilities Development, Corporate
   Retirement Facilities Revenue, Sears Methodist
   Retirement, Series A, 5.9%, 11/15/2025 .................   3,000,000   2,459,850
Arlington, TX, Independent School District, General
   Obligation, Series 1999, 5%, 2/15/2024 .................   7,000,000   6,648,740
Austin, TX, Bergstrom Landhost Enterprises, Airport Hotel,
   Series 1999 A, 6.75%, 4/1/2027 .........................   5,000,000   4,766,850
Bexar County, TX, Housing Finance Corporation, AMT,
   Series 1999 A, 8.2%, 4/1/2022 ..........................     553,000     559,382
Dallas-Fort Worth, TX, Airport Revenue, American Airlines,
   AMT, Series 1990, 7.25%, 11/1/2030 .....................   5,000,000   5,222,550
Gulf Coast Waste Disposal Authority, Texwaste Disposal
   Revenue, Valero Energy Corporation Project,
   6.65%, 4/1/2032 ........................................   2,000,000   2,024,700
Harris County, TX, Health Facilities Development
   Corporation, Hospital Revenue, Memorial Hermann
   Hospital System, Series A, 6.375%, 6/1/2029 ............   4,460,000   4,539,388

    The accompanying notes are an integral part of the financial statements.

                                       23

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

Hidalgo County, TX, Health Services, Mission Hospital,
   Series 1996, 6.75%, 8/15/2016 .........................    2,500,000    2,322,700
Houston, TX, Airport Systems Revenue, Special Facilities,
   Continental Airlines, Inc., Series C, 6.125%,
   7/15/2027 .............................................    2,900,000    2,614,872
Lubbock, TX, Health Facilities Development Corporation,
   Carillon Inc., Series 1999 A, 6.5%, 7/1/2019 ..........    3,000,000    2,660,790
Magnolia, TX, Independent School District, Series 1999,
   5%, 8/15/2017 .........................................    2,400,000    2,342,040
Midland County, TX, Hospital District, Midland Memorial
   Hospital, Series 1992, 7.5%, 6/1/2016 .................    1,500,000    1,580,535
Plano, TX, Independent School District, 5.375%,
   2/15/2016 .............................................    5,000,000    5,109,600
Richardson, TX, Hospital Authority, Hospital Revenue,
   Series 1998, 5.625%, 12/1/2028 ........................    1,250,000    1,075,238
Tarrant County, TX, Health Facilities Development Corp.,
   Hospital Revenue, 6.7%, 11/15/2030 ....................    2,500,000    2,554,225
Tom Green County, TX, Health Facilities Development
   Corporation Hospital Revenue, Shannon Health System
   Project, 6.75%, 5/15/2021 .............................    1,000,000      993,460
Travis County, TX, Health Facilities Development Corp.,
   Ascension Health, Inverse Floater, Series 1999 A,
   6.25%, 11/15/2015** (b) ...............................   10,000,000   10,829,000
Utah 0.4%
Salt Lake City, UT, Hospital Revenue, Series 1992,
   6.15%, 2/15/2012 ......................................    2,000,000    2,237,140
Vermont 0.2%
Vermont Housing Finance Agency, Northgate Housing
   Project, Series 1989, 8.25%, 6/15/2020 ................      980,000    1,026,491
Virgin Islands 1.3%
Virgin Islands Public Financial Authority Revenue,
   Series 1992 A, Prerefunded to 10/1/2002, 7.25%,
   10/1/2018 (c) (d) .....................................    6,500,000    6,990,490
Virginia 1.9%
Fairfax County, VA, Economic Development Authority
   Revenue, Series 1999 A, 7.25%, 10/1/2019 ..............    3,000,000    3,105,390
Pittsylvania County, VA, Industrial Development Authority,
   Multitrade of Pittsylvania County, L.P. Project:
     Series 1994 A, 7.45%, 1/1/2009 ......................    1,500,000    1,462,710
     Series 1994 A, 7.5%, 1/1/2014 .......................    3,500,000    3,351,740
Virginia Beach, VA, Development Authority Revenue,
   7%, 4/1/2010 ..........................................    2,505,000    2,507,229
Washington 4.9%
Port Seattle, WA, Special Facilities Revenue, Northwest
   Airlines Project, 7.25%, 4/1/2030 .....................    2,800,000    2,762,284

    The accompanying notes are an integral part of the financial statements.

                                       24

                                                                 Principal
                                                                Amount ($)     Value ($)
-----------------------------------------------------------------------------------------

Washington Energy Northwest Electric Revenue, Inverse
    Floater, 7.495%, 7/1/2015** .............................     6,250,000     6,607,063
 Washington Public Power Supply System:
    Nuclear Project #2:
      Series 1992 A, 6.3%, 7/1/2012 .........................    10,000,000    11,314,900
      Series 1994, Inverse Floater, 6.519%, 7/15/2008** .....     3,000,000
                                                                                3,262,500
    Nuclear Project #3, Series 1989 B, 7.125%, 7/1/2016 .....     2,500,000
                                                                                3,025,125
 West Virginia 0.9%
 West Virginia State Hospital Finance Authority, 6.75%,
    9/1/2030 ................................................     5,000,000     5,293,200
 Wisconsin 1.3%
 Wisconsin State Health and Educational Facilities Authority:
    Aurora Health Care Inc., Series 1999 A, 5.6%,
      2/15/2029 .............................................     6,500,000     5,633,160
    National Regency of New Berlin Project, Series 1995,
      8%, 8/15/2025 .........................................     1,465,000     1,532,551

-----------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $494,438,301)                     528,790,056
-----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $519,828,301) (a)                  554,180,056
-----------------------------------------------------------------------------------------

* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of May 31, 2001.

(a) The cost for federal income tax purposes was $519,828,301. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $34,351,755. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,551,111 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,199,356.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) At May 31, 2001, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

     At May 31, 2001, open futures contracts sold short were as follows:

                                                             Aggregate
                                                               Face
     Futures                         Expiration   Contracts  Value ($)     Value ($)
    ------------------------------- ------------  --------  ------------  -----------
    U.S. Treasury Note 10 Year ....    9/19/01     200      20,430,050    20,562,500
                                                                          -----------
    Total unrealized depreciation on open futures contracts sold short....  (132,450)
                                                                          -----------

    AMT: Alternative minimum tax



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $519,828,301) .......   $ 554,180,056
Cash ..........................................................         164,852
Receivable for investments sold ...............................       1,515,000
Interest receivable ...........................................       8,296,857
Receivable for Fund shares sold ...............................       7,311,985
Other receivable ..............................................         540,000
                                                                  -------------
Total assets ..................................................     572,008,750

Liabilities
--------------------------------------------------------------------------------
Dividends payable .............................................         705,623
Payable for investments purchased .............................      15,028,569
Payable for Fund shares redeemed ..............................         462,917
Payable for daily variation margin on open futures contracts ..         171,875
Accrued management fee ........................................         121,604
Accrued reorganization costs ..................................           3,525
Other accrued expenses and payables ...........................          84,384
                                                                  -------------
Total liabilities .............................................      16,578,497
--------------------------------------------------------------------------------
Net assets, at value                                              $ 555,430,253
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
  Investments .................................................      34,351,755
  Futures .....................................................        (132,450)
  Other receivable ............................................         540,000
Accumulated net realized gain (loss) ..........................     (18,893,218)
Paid-in capital ...............................................     539,564,166
--------------------------------------------------------------------------------
Net assets, at value                                              $ 555,430,253
--------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($4,153,491 / 335,051
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ---------
   of shares authorized) .....................................................   $   12.40
                                                                                 ---------

Class S
Net Asset Value, offering and redemption price per share ($513,655,654 /
   41,416,429 outstanding shares of beneficial interest, $.01 par value,         ---------
   unlimited number of shares authorized) ....................................   $   12.40
                                                                                 ---------

Class A
Net Asset Value and redemption price per share ($23,893,308 / 1,928,217
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ---------
   of shares authorized) .....................................................   $   12.39
                                                                                 ---------

                                                                                 ---------
Maximum offering price per share (100 / 95.50 of $12.39) .....................   $   12.97
                                                                                 ---------

Class B
Net Asset Value, offering and redemption price (subject to
   contingent deferred sales charge) per share ($7,906,931
   / 637,858 outstanding shares of beneficial interest,                          ---------
   $.01 par value, unlimited number of shares authorized) ....................   $   12.40
                                                                                 ---------

Class C
Net Asset Value, offering and redemption price (subject to
   contingent deferred sales charge) per share ($5,820,869
   / 469,452 outstanding shares of beneficial interest,                          ---------
   $.01 par value, unlimited number of shares authorized) ....................   $   12.40
                                                                                 ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest .......................................................   $ 31,706,822
                                                                   ------------
Expenses:
Management fee .................................................      3,081,644
Administrative fee .............................................        312,190
Services to shareholders .......................................        331,700
Custodian and accounting fees ..................................         45,896
Distribution services fees .....................................         38,987
Administrative services fees ...................................         39,632
Auditing .......................................................         28,878
Legal ..........................................................          5,178
Trustees' fees and expenses ....................................         12,542
Reports to shareholders ........................................         30,077
Registration fees ..............................................        106,347
Reorganization .................................................          3,525
Other ..........................................................         33,336
                                                                   ------------
Total expenses, before expense reductions ......................      4,069,932
Expense reductions .............................................       (174,145)
                                                                   ------------
Total expenses, after expense reductions .......................      3,895,787
--------------------------------------------------------------------------------
Net investment income                                                27,811,035
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     (4,522,897)
Futures ........................................................     (2,842,162)
                                                                   ------------
                                                                     (7,365,059)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     27,259,798
Futures ........................................................       (245,331)
Other receivables ..............................................        540,000
                                                                   ------------
                                                                     27,554,467
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           20,189,408
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 48,000,443
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------

                                                           Years Ended May 31,
Increase (Decrease) in Net Assets                         2001             2000
-------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  27,811,035    $  22,900,860
Net realized gain (loss) on investment
   transactions ...................................      (7,365,059)      (5,601,313)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      27,554,467      (22,532,243)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      48,000,443       (5,232,696)
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................         (52,151)            --
                                                      -------------    -------------
  Class S .........................................     (26,897,738)     (22,899,579)
                                                      -------------    -------------
  Class A .........................................        (602,732)            (634)
                                                      -------------    -------------
  Class B .........................................        (140,916)            (498)
                                                      -------------    -------------
  Class C .........................................        (117,498)            (149)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     247,176,555      206,693,996
Reinvestment of distributions .....................      16,265,071       15,204,758
Cost of shares redeemed ...........................    (165,135,800)    (206,909,446)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      98,305,826       14,989,308
                                                      -------------    -------------
Increase (decrease) in net assets .................     118,495,234      (13,144,248)
Net assets at beginning of period .................     436,935,019      450,079,267
                                                      -------------    -------------
Net assets at end of period .......................   $ 555,430,253    $ 436,935,019
                                                      -------------    -------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

-----------------------------------------------------------------------------------------
                                                                           2001(a)
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $12.18
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------
  Net investment income                                                     .46
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        .22
-----------------------------------------------------------------------------------------
  Total from investment operations                                          .68
-----------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------
  Net investment income                                                    (.46)
-----------------------------------------------------------------------------------------
Net asset value, end of period                                           $12.40
-----------------------------------------------------------------------------------------
Total Return (%)                                                           5.69(b)**
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        4
-----------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .82*
-----------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .79*
-----------------------------------------------------------------------------------------
Ratio of net investment income                                             5.68*
-----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  12
-----------------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(b)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

--------------------------------------------------------------------------------------
                               2001(b)   2000(b)  1999(c)  1998(d) 1997(d)  1996(d)
--------------------------------------------------------------------------------------
Net asset value, beginning of
period                        $11.87    $12.69   $12.93   $12.78   $12.04  $12.19
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------
  Net investment income          .70       .66      .26      .65      .67     .66
--------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   .53      (.82)    (.24)     .15     .74     (.15)
--------------------------------------------------------------------------------------
  Total from investment
  operations                    1.23      (.16)     .02      .80    1.41      .51
--------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------
  Net investment income         (.70)     (.66)    (.26)    (.65)   (.67)    (.66)
--------------------------------------------------------------------------------------
Net asset value, end of
   period                     $12.40    $11.87   $12.69   $12.93  $12.78   $12.04
--------------------------------------------------------------------------------------
Total Return (%)               10.56(e)  (1.28)(e)  .18**   6.38   12.04     4.43(e)
--------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     514       436      450      432      337     293
--------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           .82       .89(f)   .83*     .84     .90      .95
--------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           .79       .87(f)   .83*     .84     .90      .91
--------------------------------------------------------------------------------------
 Ratio of net investment
 income (%)                     5.69      5.42     4.91*    5.03    5.43     5.59
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)       12        62        7*      14      33       22
--------------------------------------------------------------------------------------

(a)  On May 1, 2000 existing shares of the Fund were designated as Class S.

(b)  For the years ended May 31.

(c) For the five months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from December 31 to May 31.

(d)  For the year ended December 31.

(e)  Total returns would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .86% and .85%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder High Yield Tax Free Fund (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers five classes of shares. On October 2, 2000, the Fund commenced offering Class AARP shares. Each class of shares provides investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative service-level and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund sold index futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $9,700,000, which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until May 31, 2005 ($3,900,000), May 31, 2008 ($2,700,000) and May 31, 2009 ($3,100,000),
the respective expiration dates, or whichever occurs first.

In addition, from November 1, 2000 through May 31, 2001, the Fund incurred approximately $5,400,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2002.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premium and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

At May 31, 2001, other receivable of $540,000 (0.1% of net assets) has been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the year ended May 31, 2001, purchases and sales of securities (excluding short-term investments) aggregated $138,450,231 and $56,976,421, respectively.

C. Transactions with Affiliates

As described in Note G, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), initiated a restructuring program. As part of this reorganization, the Fund adopted a new investment management agreement and entered into an Administrative Agreement. The new investment management agreement was effective October 2, 2000 and the Administrative Agreement was effective December 29, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% of the first $300,000,000 of the Fund's average daily net assets, .60% on the next $200,000,000 of the Fund's average daily net assets, and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

In addition, for the period June 1, 2000 to October 1, 2000 the Advisor maintained the annualized expenses of the Fund as follows: Class S shares 0.80%, Class A shares 0.80%, Class B shares 1.60% and Class C shares 1.58%. From October 2, 2000 to May 31, 2001 the Advisor maintained the annualized expenses of the Fund as follows: Class S shares 0.79%, Class AARP shares 0.79%, Class A shares 0.80%, Class B shares 1.60% and Class C shares 1.58%. Certain expenses, such as taxes, brokerage and interest expense are excluded from the expense limitation. Accordingly, for the year ended May 31, 2001 the Advisor did not impose a portion of its management fee pursuant to the Agreement aggregating $129,488 and the amount imposed aggregated $2,952,156 which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

Administrative Fee. Effective December 29, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class AARP, Class S, Class A, Class B and Class C for the period from December 29, 2000 through May 31, 2001, was equal to an annualized effective rate of 0.15%, 0.15%, 0.175%, 0.225% and 0.200%, respectively, of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period December 29, 2000 through May 31, 2001, the Administrative Fee was as follows:

                                                  Total           Unpaid at
Administrative Fee                              Aggregated      May 31, 2001
--------------------------------------------------------------------------------
Class AARP ..............................    $       1,270    $         440
Class S .................................          312,746           66,616
Class A .................................           13,070            3,188
Class B .................................            4,689            1,340
Class C .................................            3,313              932
                                             -------------    ------------------
                                             $     335,088    $      72,516
                                             -------------    ------------------

In addition, a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000 amounting to $22,898 on Class S is included in the Administrative Fee on the Statement of Operations.

Shareholder Services Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For period from June 1, 2000 through December 29, 2000, the amount charged to Classes A, B and C by SISC aggregated $437, $350 and $182, respectively, all of which is paid at May 31, 2001. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class S and Class AARP shares. Prior to December 29, 2000, the amount charged to Class S and Class AARP shares by SSC for shareholder services aggregated $177,976 and $0, respectively, all of which is paid at May 31, 2001.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to December 29, 2000, the amount charged to the Fund by SFAC aggregated $38,745, all of which is paid at May 31, 2001.

Effective December 29, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2001, the Distribution Fee was as follows:

                                                  Total           Unpaid at
Distribution Fee                                Aggregated      May 31, 2001
--------------------------------------------------------------------------------
Class B ...............................       $       21,304   $        5,557
Class C ...............................               17,683            3,553
                                              --------------   -----------------
                                              $       38,987   $        9,110
                                              --------------   -----------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2001 aggregated $59,545, of which none was paid to other firms.

In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2001, there was no CDSC for Class B and the CDSC for Class C was $5,153 of which all is unpaid.

Administrative Services Fees. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2001, the Administrative Services Fee was as follows of which all is paid at May 31, 2001:
                                                               Fees Waived
Administrative Services Fee                  Total Aggregated   by SDI
-------------------------------------------- ---------------- ------------------
Class A ................................     $       26,468 $       18,672
Class B ................................              7,185          5,210
Class C ................................              5,979          4,142
                                             -------------- --------------------
                                             $       39,632 $       28,024
                                             -------------- --------------------

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2001, Trustees' fees and expenses aggregated $12,542.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investments Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During year ended May 31, 2001, the Fund's custodian fees were reduced by $5,859. Prior to December 29, 2000, transfer agent fees were reduced by $7,249.

Effective December 29, 2000, transfer agent fees are no longer used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to accrete market discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of accretion that would have been recognized had accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

G. Reorganization

ZSI initiated a program to reorganize and combine its two funds families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, were charged to Class A, Class B and Class C and are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $3,525 of such costs.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

                            Year Ended                         Year Ended
                           May 31, 2001                       May 31, 2000
                 --------------------------------------------------------------------
                     Shares           Dollars            Shares          Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* .......     379,577   $    4,710,697                --   $           --
Class S** .........  16,486,699      202,550,577        17,085,134      206,124,783
Class A ...........   2,080,210       25,602,776            27,398          324,369
Class B ...........     676,004        8,340,103            17,635          208,844
Class C ...........     485,082        5,972,402             2,995           36,000
                                  --------------                     ----------------
                                  $  247,176,555                     $  206,693,996
                                  --------------                     ----------------

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* .......       2,294   $       28,388                --   $           --
Class S** .........   1,276,189       15,691,365         1,253,142       15,203,877
Class A ...........      31,954          394,288                50              590
Class B ...........       5,265           65,108                12              142
Class C ...........       6,957           85,922                13              149
                                  --------------                     ----------------
                                  $   16,265,071                     $   15,204,758
                                  --------------                     ----------------

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* .......    (46,820)   $    (578,498)               --                --
Class S** .........(13,119,460)    (160,953,054)      (17,028,771)    (206,829,984)
Class A ...........   (204,703)      (2,534,550)           (6,692)         (79,462)
Class B ...........    (61,058)        (751,424)                --               --
Class C ...........    (25,595)        (318,274)                --               --
                                  --------------                     ----------------
                                  $(165,135,800)                     $(206,909,446)
                                  --------------                     ----------------

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* .......     335,051   $    4,160,587                --   $           --
Class S** .........   4,643,428       57,288,888         1,309,505       14,498,676
Class A ...........   1,907,461       23,462,514            20,756          245,497
Class B ...........     620,211        7,653,787            17,647          208,986
Class C ...........     466,444        5,740,050             3,008           36,149
                                  --------------                     ----------------
                                  $   98,305,826                     $   14,989,308
                                  --------------                     ----------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

**   On May 1, 2000, existing shares of the Fund were redesignated as Class S.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder High Yield Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class AARP and Class S shares' financial highlights present fairly, in all material respects, the financial position of Scudder High Yield Tax Free Fund (the "Fund") at May 31, 2001, and the results of its operations, the changes in its net assets, and the Class AARP and Class S shares' financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class AARP and Class S shares' financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 18, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

Of the dividends paid from net investment income for the taxable year ended May 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*
        o     President and Trustee

Henry P. Becton, Jr.
        o     Trustee; President, WGBH
              Educational Foundation

Dawn-Marie Driscoll
        o     Trustee; President, Driscoll
              Associates; Executive Fellow,
              Center for Business Ethics, Bentley
              College

Edgar R. Fiedler
        o     Trustee; Senior Fellow and
              Economic Counsellor, The
              Conference Board, Inc.

Keith R. Fox
        o     Trustee; General Partner,
              The Exeter Group of Funds

Jean Gleason Stromberg
        o     Trustee; Consultant

Jean C. Tempel
        o     Trustee; Managing Director,
              First Light Capital, LLC

Steven Zaleznick
        o     Trustee; President and
              Chief Executive Officer,
              AARP Services, Inc.

Thomas V. Bruns*
        o     Vice President

Philip G. Condon*
        o     Vice President

William F. Glavin*
        o     Vice President

Ashton P. Goodfield*
        o     Vice President

James E. Masur*
        o     Vice President

Howard S. Schneider*
        o     Vice President

John Millette*
        o     Vice President and Secretary

Kathryn L. Quirk*
        o     Vice President and Assistant Secretary

John R. Hebble*
        o     Treasurer

Brenda Lyons*
        o     Assistant Treasurer

Caroline Pearson*
        o     Assistant Secretary

*Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund*
   Prime Reserve Shares                       Scudder Small Company Value Fund*
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund*
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund*           Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund*           Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.*
  Scudder Pathway Series
   Conservative Portfolio                   Industry Sector Funds
   Moderate Portfolio                         Scudder Health Care Fund
   Growth Portfolio                           Scudder Technology Innovation Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




* Class S shares only



                                       44

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                              ENDED MAY 31, 2001

SCUDDER HIGH YIELD
TAX FREE FUND

       "We believe municipal bond yields are now even more attractive than usual relative to Treasury bonds."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
PORTFOLIO STATISTICS

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO
2 YEARS AGO
                                           -------------           ------------            ----------
-----------
10-year Treasury rate1                           5.3                    5.2
6.1                    5.9
Prime rate2                                     6.75                    9.5
9.5                   7.75
Inflation rate3*                                 3.6                    3.4
3.2                      2
The U.S. dollar4                                 9.6                    8.6
0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3
14.1                   -0.2
Industrial production 5*                        -2.8                    4.4
6.4                    3.6
Employment growth6                               0.3                    1.5
2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

 4

10
PORTFOLIO OF INVESTMENTS

20
FINANCIAL STATEMENTS

23
FINANCIAL HIGHLIGHTS

25
NOTES TO FINANCIAL STATEMENTS

32
REPORT OF INDEPENDENT ACCOUNTANTS

33
TAX INFORMATION

AT A GLANCE


 SCUDDER HIGH YIELD TAX FREE FUND TOTAL RETURNS*
 FOR THE YEAR ENDED MAY 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]


LIPPER HIGH YIELD
                                                 SCUDDER HIGH YIELD TAX      SCUDDER HIGH YIELD TAX
MUNICIPAL DEBT FUNDS
SCUDDER HIGH YIELD TAX FREE FUND CLASS A            FREE FUND CLASS B           FREE FUND CLASS C
CATEGORY AVERAGE*
----------------------------------------         ----------------------      ----------------------
--------------------
10.44                                                     9.74
9.68                        7.39

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*THIS FUND BEGAN OPERATIONS ON 1/22/87 WITH CLASS S SHARES. ADVISOR CLASSES A, B AND C, MADE AVAILABLE ON 5/1/00, HAVE THE SAME UNDERLYING PORTFOLIO AS CLASS S. PLEASE NOTE THAT RETURNS DEPICTED FOR CLASS A, B AND C SHARES PRIOR TO 5/1/00 ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF CLASS S SHARES, ADJUSTED TO REFLECT SALES CHARGES AND HIGHER OPERATING EXPENSES. HOWEVER, RANKINGS/RATINGS ARE FOR CLASS S PERFORMANCE AND HENCE DO NOT REFLECT SUCH ADJUSTMENTS; WITH ADJUSTMENTS, RANKINGS/RATINGS MIGHT HAVE BEEN DIFFERENT.

LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE.
 NET ASSET VALUE

                                     AS OF     AS OF
                                    5/31/01   5/31/00
 .........................................................
    SCUDDER HIGH YIELD TAX FREE
    FUND CLASS A                    $12.39    $11.86
 .........................................................
    SCUDDER HIGH YIELD TAX FREE
    FUND CLASS B                    $12.40    $11.86
 .........................................................
    SCUDDER HIGH YIELD TAX FREE
    FUND CLASS C                    $12.40    $11.86
 .........................................................

 SCUDDER HIGH YIELD TAX FREE FUND
 RANKINGS AS OF 5/31/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER HIGH YIELD MUNICIPAL DEBT FUNDS CATEGORY

                   CLASS A    CLASS B    CLASS C
 .....................................................
    1-YEAR
                    #6 of      #15 of     #16 of
                   69 funds   69 funds   69 funds
 .....................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLES SHOW PER SHARE DIVIDEND AND YIELD INFORMATION FOR SCUDDER HIGH YIELD TAX FREE FUND AS OF MAY 31, 2001.

                        CLASS A    CLASS B    CLASS C
 ..........................................................
    MAY DIVIDEND:       $0.05879   $0.05047   $0.05073
 ..........................................................
    ANNUALIZED
    DISTRIBUTION
    RATE+:                 5.69%      4.91%      4.91%
 ..........................................................
    SEC YIELD+:            4.74%      4.17%      4.20%
 ..........................................................
    TAX-EQUIVALENT
    YIELD:                 7.35%      6.47%      7.35%
 ..........................................................
Based on a marginal federal
income tax rate of 35.5%
 ..........................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON MAY 31, 2001. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED MAY 31, 2001, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. TAX EQUIVALENT YIELD IS BASED ON THE FUND'S YIELD AND THE 35.5% FEDERAL TAX RATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND FOR SOME INVESTORS, A PORTION MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6 percent is 100 basis points.

DURATION A measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest rate changes.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically, it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as an annualized percentage of the maximum offering price of the fund's shares at the end of the period.

PERFORMANCE UPDATE

[CONDON PHOTO]
PHILIP G. CONDON HAS 22 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND IS LEAD PORTFOLIO MANAGER OF SCUDDER HIGH YIELD TAX FREE FUND. HE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1983.
[WILSON PHOTO]
REBECCA L. WILSON HAS 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND HAS BEEN CO-MANAGER OF THE FUND SINCE 1998. SHE JOINED ZURICH SCUDDER INVESTMENTS IN 1986.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

                             INVESTOR INTEREST IN BONDS, INCLUDING MUNICIPAL BONDS, GREW STEADILY OVER THE LAST YEAR AS THE STOCK MARKET'S GYRATIONS CAUSED MORE INVESTORS TO SEEK OUT THE BOND MARKET'S GENERALLY CALMER WATERS. BELOW, THE MANAGEMENT TEAM DISCUSSES THE PERFORMANCE OF THE MARKET AND THE FUND OVER THE PAST YEAR AND HOW THE FUND IS POSITIONED GOING FORWARD.


Q     HOW DID SCUDDER HIGH YIELD TAX FREE FUND PERFORM BETWEEN MAY 31, 2000, AND
MAY 31, 2001?


A     Over the course of the last year, investor interest in bonds has soared, as the U.S. economy has slowed significantly and the stock market has seen a great deal of volatility. The fund's returns have outperformed its average peers while at the same time surpassing the average equity fund's return. The fund's
10.44 percent return (Class A shares unadjusted for sales charges) for the year ended May 31, 2001, topped the 7.39 percent average return for the high yield municipal bond fund category, as compiled by Lipper, Inc. The unmanaged Lehman Brothers Municipal Bond Index,* which contains many high-quality, low-yielding tax-exempt bonds, returned 12.16 percent for the period. In contrast, taxable high yield bonds, as measured by the unmanaged Merrill Lynch High Yield Master Index, rose 7.39 percent for the year ended May. Typically, tax-exempt high yield bonds would not deliver higher pretax returns than taxable high yield bonds. However, the current unsteadiness of the economy coupled with the credit problems among taxable high yield bonds in the telecom sector has resulted in this inversion of the norm.

* THE LEHMAN BROTHERS MUNICIPAL BOND INDEX CONTAINS APPROXIMATELY 15,000 BONDS. TO BE IN THE INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST FIVE YEARS AND A MATURITY OF AT LEAST TWO YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE-RATE BONDS AND ZERO-COUPON BONDS ARE EXCLUDED FROM THE INDEX. INVESTORS CANNOT INVEST IN THE INDEX.

Q     HOW HAS THE OVERALL BOND MARKET BEHAVED SINCE MAY 31, 2000?

A     Yields declined sharply in the last year. In an attempt to revive the sagging U.S. economy which slowed precipitously over the course of the year, the Federal Reserve slashed short-term interest rates repeatedly in the first half of 2001. Specifically, rates were cut by 250 basis points over five separate occasions in the last six months to leave the fed funds rate at 4.00 percent as of May 15.

 MUNICIPAL BONDS YIELDS VS. TREASURY YIELDS
 MAY 31, 2001

                                               AAA-RATED GENERAL OBLIGATION
                                                     MUNICIPAL BONDS          U.S. TREASURIES
-------------------------------------------------------------------------------------------------
    1-YEAR                                                 2.89%                   3.83%
 .................................................................................................
    2-YEAR                                                 3.18                    4.24
 .................................................................................................
    5-YEAR                                                 3.79                    4.94
 .................................................................................................
    10-YEAR                                                4.46                    5.35
 .................................................................................................
    30-YEAR                                                5.21                    5.69
 .................................................................................................

SOURCE: BLOOMBERG BUSINESS NEWS. THE ABOVE LINE CHART IS NOT INTENDED TO PRESENT THE YIELD OF ANY SCUDDER FUND.

PERFORMANCE UPDATE

  The Fed's recent moves more than reversed the 175-basis-point hikes of early 2000. As the outlook for the U.S. economy became less strong, investor demand for bonds increased.

  By May 31, 2001, the 10-year Treasury bond's yield had dropped to 5.38 percent, 89 basis points less than a year earlier. In 2000, the Treasury yield curve had been inverted, with 30-year issues yielding less than short-term issues. However, in early 2001, the Treasury yield curve reverted back to a positive slope. On the other hand, the municipal yield curve did not invert. The municipal curve did steepen, however, as short-term rates declined more than long-term rates. For instance, a 10-year municipal bond would have declined 80 basis points over the past year.

  And throughout much of 2000, higher-quality bonds generally outperformed their lower-quality counterparts in the high yield municipal marketplace. However, that trend reversed itself in early 2001, when lower-quality bonds began to recover and surge ahead of their higher-quality peers.

Q     HOW WAS THE MUNICIPAL BOND MARKET AFFECTED BY THESE MOVES?

A     The general slowing of the U.S. economy gave a boost to investor interest in municipal bonds over the course of the last year. The Fed's interest-rate cuts also led to a significant rise in municipal bond issuance in the first half of 2001. Issuers have raced to market to take advantage of low borrowing costs and to get deals done before an expected large California issuance later this summer. Specifically, the California Department of Water Resources is expected to issue $12.5 billion in bonds in August or September. The sale is designed to help pay back the state coffers drained by the energy crisis that's plagued most of the state. The sale will likely be the largest ever in the tax-exempt market.

Q     HOW DID YOU POSITION SCUDDER HIGH YIELD TAX FREE FUND IN LIGHT OF THESE
FACTORS?

A     We continue to manage Scudder High Yield Tax Free Fund with an emphasis on structure and maturity, while carefully monitoring credit risk. The fund's performance was greatly aided in the second half of 2000 by its focus on higher-quality high yield bonds. That focus wasn't as much of a help in early 2001 as lower-quality municipals tended to outperform their higher-quality counterparts. Overall, however, the fund posted top-decile results relative to its peers. And beginning in late 2000, we did begin to add to the fund's stake in medium- and lower-quality municipal bonds, which have since posted strong results. Specifically, we added to our stakes in bonds rated Baa, BB and nonrated.

  Furthermore, a continued focus on bonds with call protection provided a boost in the falling-interest-rate environment of early 2001. More recently, we have also added selectively to bonds in the hotel and health care sectors, as these areas are currently good values and will provide sufficient yield premium over higher-quality bonds to justify their riskier nature. As the municipal bond yield curve has steepened during the period, we have found bonds with maturities of 15 years to be more attractive and have added selectively.

Q     THAT LEADS US TO WHAT YOU EXPECT FOR NEXT YEAR. WHAT'S YOUR OUTLOOK FOR
THE MUNICIPAL BOND MARKET?

A     We see growing interest in municipal bonds as more investors embrace the need for portfolio diversification and look to increase their exposure to bonds, particularly after the stock market volatility we've seen over the last year. And while the U.S. economic slowdown has caused stocks to struggle, most municipalities are still in solid shape. We believe municipal bond yields are now even more attractive than usual relative to Treasury bonds. Municipal bonds' attractive tax-adjusted returns further add to their appeal.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED MAY 31, 2001 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                               LIFE OF
                                                   1-YEAR   5-YEAR   10-YEAR    FUND
------------------------------------------------------------------------------------------------------------
    SCUDDER HIGH YIELD TAX FREE FUND CLASS A        5.44%    5.80%    6.81%     6.71%    (since 1/22/87)
 ............................................................................................................
    SCUDDER HIGH YIELD TAX FREE FUND CLASS B        6.74     5.47     6.09      5.82     (since 1/22/87)
 ............................................................................................................
    SCUDDER HIGH YIELD TAX FREE FUND CLASS C        9.68     5.62     6.08      5.81     (since 1/22/87)
 ............................................................................................................

SCUDDER HIGH-YIELD TAX-FREE FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 5/31/00 to 5/31/01
[LINE GRAPH]

                                                 SCUDDER HIGH YIELD TAX          LEHMAN BROTHERS
CONSUMER PRICE INDEX -
                                                   FREE FUND CLASS A1         MUNICIPAL BOND
INDEX+               US++
                                                 ----------------------       ---------------------
----------------------
5/31/00                                                  9550.00                    10000.00
10000.00
                                                         9747.00                    10265.00
10052.00
9/30/00                                                  9976.00                    10513.00
10128.00
                                                        10276.00                    10973.00
10146.00
                                                        10504.00                    11217.00
10274.00
5/31/01                                                 10544.00                    11216.00
10350.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN MEASURES
 NET INVESTMENT INCOME AND CAPITAL GAIN
 OR LOSS FROM PORTFOLIO INVESTMENTS,
 ASSUMING REINVESTMENT OF ALL DIVIDENDS.
 ON MAY 1, 2000, THE FUND OFFERED AN
 ADDITIONAL THREE CLASSES OF SHARES,
 NAMELY THE CLASS A, B AND C SHARES
 DESCRIBED HEREIN. PRIOR TO THAT DATE,
 THE FUND CONSISTED OF ONE CLASS OF
 SHARES WHICH, ON THAT DATE, WERE
 RE-DESIGNATED AS CLASS S SHARES OF THE
 FUND. RETURNS SHOWN FOR CLASS A, B AND
 C SHARES FOR THE PERIODS PRIOR TO THEIR
 INCEPTION ARE DERIVED FROM THE
 HISTORICAL PERFORMANCE OF CLASS S
 SHARES OF SCUDDER HIGH YIELD TAX FREE
 FUND DURING SUCH PERIODS AND HAVE BEEN
 ADJUSTED TO REFLECT THE CURRENT MAXIMUM
 4.5% INITIAL SALES CHARGE FOR CLASS A
 SHARES OR THE MAXIMUM CONTINGENT
 DEFERRED SALES CHARGE (CDSC), IF ANY,
 CURRENTLY APPLICABLE TO CLASS B AND C
 SHARES. CLASS S SHARES HAVE NO SALES
 CHARGES, RULE 12B-1 FEES, OR
 ADMINISTRATIVE SERVICE FEES (ASF).
 CLASS B SHARE PERFORMANCE IS ADJUSTED
 FOR THE APPLICABLE CDSC, WHICH IS 4%
 WITHIN THE FIRST YEAR AFTER PURCHASE,
 DECLINING TO 0% AFTER SIX YEARS. CLASS
 C SHARE PERFORMANCE IS ADJUSTED FOR A
 CDSC, WHICH IS 1% WITHIN THE FIRST YEAR
 AFTER PURCHASE. THE PERFORMANCE FIGURES
 HAVE NOT BEEN ADJUSTED TO REFLECT RULE
 12B-1 FEES OF .75%, WHICH ARE
 APPLICABLE TO EACH OF CLASS B AND C
 SHARES, AND ASF OF UP TO .25%, WHICH
 ARE APPLICABLE TO EACH OF CLASS A, B
 AND C SHARES FROM THE DATE OF EACH SUCH
 CLASS'S INCEPTION. THE RULE 12B-1 FEES
 AND ASF APPLICABLE TO THE RESPECTIVE
 CLASSES OF SHARES OF THE FUND WILL
 AFFECT PERFORMANCE. CLASS S SHARES ARE
 SUBJECT TO CERTAIN OTHER, OR DIFFERENT
 LEVELS OF, EXPENSES THAN CLASSES A, B,
 AND C. THE EXPENSES APPLICABLE TO CLASS
 S HAVE BEEN REFLECTED IN THE
 PERFORMANCE PRESENTED. THE DIFFERENCE
 IN EXPENSES WILL AFFECT PERFORMANCE.
 RETURNS DURING PART OF THE PERIODS
 SHOWN INCLUDE THE EFFECT OF A TEMPORARY
 WAIVER OF MANAGEMENT FEES AND/OR
 ABSORPTION OF CERTAIN OPERATING
 EXPENSES BY THE INVESTMENT ADVISOR.
 WITHOUT SUCH WAIVER OR ABSORPTION,
 RETURNS WOULD HAVE BEEN LOWER AND
 RATINGS OR RANKINGS MAY HAVE BEEN LESS
 FAVORABLE. DURING THE PERIODS NOTED,
 SECURITIES PRICES FLUCTUATED. FOR
 ADDITIONAL INFORMATION, SEE THE
 PROSPECTUS AND STATEMENT OF ADDITIONAL
 INFORMATION AND THE FINANCIAL
 HIGHLIGHTS.

 (1)PERFORMANCE IS FOR CLASS S SHARES OF
    SCUDDER HIGH YIELD TAX FREE FUND AND
    HAS BEEN ADJUSTED TO REFLECT THE
    CURRENT, MAXIMUM 4.5% INITIAL SALES
    CHARGE APPLICABLE TO CLASS A SHARES
    OF THE FUND. CLASS B AND C SHARES OF
    THE FUND, THE PERFORMANCE OF EACH OF
    WHICH IS NOT INCLUDED IN THE GRAPH,
    IS EACH SUBJECT TO RULE 12B-1 FEES
    AND A CDSC OF 4% WITHIN THE FIRST
    YEAR AFTER PURCHASE, DECLINING TO 0%
    AFTER SIX YEARS, FOR CLASS B SHARES
    AND 1% WITHIN THE FIRST YEAR OF
    PURCHASE FOR CLASS C SHARES, WHICH
    WOULD AFFECT PERFORMANCE.

 +THE LEHMAN BROTHERS MUNICIPAL BOND
  INDEX INCLUDES APPROXIMATELY 15,000
  BONDS. TO BE INCLUDED IN THE INDEX, A
  MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF
  BBB, ISSUED AS A PART OF AN ISSUE OF
  AT LEAST $50 MILLION, ISSUED WITHIN
  THE LAST FIVE YEARS, AND A MATURITY OF
  AT LEAST TWO YEARS. BONDS SUBJECT TO
  ALTERNATIVE MINIMUM TAX, VARIABLE-RATE
  BONDS AND ZERO-COUPON BONDS ARE
  EXCLUDED FROM THE INDEX. SOURCE:
  WIESENBERGER.(R)

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER.(R)

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                                 ON 5/31/01    ON 5/31/00
--------------------------------------------------------------------------------
    REVENUE BONDS                                    71%           67%
 ................................................................................
    GENERAL OBLIGATION BONDS                          8            10
 ................................................................................
    LEASE OBLIGATIONS                                 4             5
 ................................................................................
    U.S. GOVERNMENT-SECURED BONDS                    15            16
 ................................................................................
    CASH AND EQUIVALENTS                              2             2
--------------------------------------------------------------------------------
                                                    100%          100%

[PIE CHART] [PIE CHART]

QUALITY

                                       ON 5/31/01              ON 5/31/00
--------------------------------------------------------------------------------
    AAA                                    33%                     31%
 ................................................................................
    AA                                      6                       5
 ................................................................................
    A                                      13                      12
 ................................................................................
    BBB                                    17                      21
 ................................................................................
    NOT RATED                              31                      31
--------------------------------------------------------------------------------
                                          100%                    100%

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

[PIE CHART] [PIE CHART]

AVERAGE MATURITY

                                       ON 5/31/01              ON 5/31/00
--------------------------------------------------------------------------------
    AVERAGE MATURITY                   11.8 years              3.4 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

TOP FIVE STATE ALLOCATIONS*

                                                              ON 5/31/01
------------------------------------------------------------------------
------------------------------------------------------------------------
CALIFORNIA                                                      12.0%
------------------------------------------------------------------------
TEXAS                                                           10.8%
------------------------------------------------------------------------
PENNSYLVANIA                                                     6.6%
------------------------------------------------------------------------
WASHINGTON                                                       5.3%
------------------------------------------------------------------------
NEW YORK                                                         5.2%
------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER HIGH YIELD TAX FREE FUND
Investment Portfolios as of May 31, 2001

                                                                                           PRINCIPAL
    SHORT-TERM MUNICIPAL INVESTMENTS--4.6%                                                AMOUNT ($)     VALUE
($)
------------------------------------------------------------------------------------------------------------------------

    CALIFORNIA--0.2%
                                       Los Angeles, CA, Regional Airport Improvement
                                         Corporation Lease Revenue, Series 1985, Daily
                                         Demand Note, 3.15%*, 12/01/2025                  $ 1,100,000   $
1,100,000

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DISTRICT OF COLUMBIA--0.3%
                                       District of Columbia, General Obligation, Series
                                         B-1, Daily Demand Note, 3.5%*, 06/01/2003            700,000
700,000
                                       District of Columbia, Series 1991 B, Daily Demand
                                         Note, 3.5%*, 06/01/2003                            1,000,000
1,000,000

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    GEORGIA--0.5%
                                       Burke County, GA, Development Authority,
                                         Pollution Control Georgia Power, Series 1995-2,
                                         Daily Demand Note, 3.09%*, 04/01/2025              2,800,000
2,800,000

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MICHIGAN--0.2%
                                       University of Michigan, University Revenue,
                                         Series A, Daily Demand Note, 3.1%*, 12/01/2027     1,200,000
1,200,000

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW JERSEY--0.5%
                                       New Jersey Economic Development Authority, Water
                                         Facilities Revenue, Daily Demand Note, 3.05%*,
                                         11/01/2026 (b)                                     2,500,000
2,500,000

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW YORK--1.1%
                                       New York City, General Obligation, Series B,
                                         Daily Demand Note, 2.9%*, 10/01/2022 (b)           1,000,000
1,000,000
                                       New York Dormitory Authority Revenue, Daily
                                         Demand Note, 2.95%*, 07/01/2019                    1,200,000
1,200,000
                                       New York, NY, General Obligation:
                                         Daily Demand Note, 3.1%*, 08/15/2018               1,340,000
1,340,000
                                         Series B, Daily Demand Note, 3.25%*, 10/01/2021
                                         (b)                                                1,750,000
1,750,000
                                       New York State, Dormitory Authority Revenue,
                                         Daily Demand Note, 2.95%*, 07/01/2019                900,000
900,000

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    PENNSYLVANIA--0.4%
                                       Lehigh County, PA, Hospital Authority Revenue,
                                         Lehigh Valley Hospital, Series A, Daily Demand
                                         Note, 3.15%*, 07/01/2028 (b)                       1,000,000
1,000,000
                                       Pennsylvania State, Higher Educational Facilities
                                         Authority Revenue, Carnegie Mellon University,
                                         Daily Demand Note, Series 1995 D, 3%*,
                                         11/01/2030                                         1,000,000
1,000,000

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TEXAS--0.3%
                                       Brazos River Authority Texas Pollution Control
                                         Revenue, Texas Utilities Electric Company
                                         Project, Series 1996 B, Daily Demand Note,
                                         3.3%*, 06/01/2030 (b)                              1,000,000
1,000,000
                                       Harris County, TX, Health Facilities Authority
                                         Revenue, St. Lukes Episcopal Hospital, Series
                                         B, Daily Demand Note, 3.15%*, 02/15/2027           1,000,000
1,000,000

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UTAH--0.2%
                                       Salt Lake City, UT, Pollution Control Revenue
                                         British Petroleum Service Station Holdings
                                         Project, Series 1994 B, Daily Demand Note,
                                         3.05%*, 08/01/2007                                 1,000,000
1,000,000

---------------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                          AMOUNT ($)     VALUE
($)
------------------------------------------------------------------------------------------------------------------------

    WASHINGTON--0.4%
                                       Washington Health Care Facilities Authority,
                                         Sisters of Providence, Series 1985 B, Daily
                                         Demand Note, 3.1%*, 10/01/2005                   $ 2,000,000   $
2,000,000

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    WYOMING--0.5%
                                       Platte County, WY, Pollution Control Revenue:
                                         Daily Demand Note, Series A, 3.35%*, 07/01/2014    1,100,000
1,100,000
                                         Daily Demand Note, Series B, 3.35%*, 07/01/2014    1,800,000
1,800,000

---------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                                       (Cost $25,390,000)
25,390,000

---------------------------------------------------------------------------------
    LONG-TERM MUNICIPAL INVESTMENTS--95.4%
------------------------------------------------------------------------------------------------------------------------

    ALASKA--1.2%
                                       North Slope Borough, AK, General Obligation,
                                         Capital Appreciation, Series 1994 B, Zero
                                         Coupon, 06/30/2005                                 7,600,000
6,444,496

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ARIZONA--1.3%
                                       Maricopa County, AZ, Industrial Development
                                         Revenue, Resource Recovery, Series 1995, 9.25%,
                                         05/01/2015                                         3,490,000
3,500,784
                                       McDowell Mountain Ranch, AZ, General Obligation,
                                         Series 1994, 8.25%, 07/15/2019                     3,000,000
3,451,560

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CALIFORNIA--11.8%
                                       California Community Development Authority,
                                         Apartment Development Revenue Bond, Series 1998
                                         A-4, 5.25%, 05/15/2025                             3,750,000
3,636,600
                                       Foothill Eastern Transportation Corridor Agency,
                                         CA, Toll Road Revenue:
                                         Series 1995 A, Step-up Coupon, 0% to
                                         01/01/2005, 7.05% to 01/01/2010                    7,000,000
6,621,510
                                         Series 1995 A, Step-up Coupon, 0% to
                                         01/01/2005, 7.1% to 01/01/2011                     4,415,000
4,244,669
                                         Series 1995 A, Step-up Coupon, 0% to
                                         01/01/2005, 7.1% to 01/01/2012                     6,000,000
5,768,520
                                         Series 1995 A, Step-up Coupon, 0% to
                                         01/01/2005, 7.15% to 01/01/2014                    2,875,000
2,769,488
                                       Long Beach, CA, Aquarium of the Pacific Project,
                                         6.1%, 07/01/2010                                   4,500,000
4,969,575
                                       Los Angeles County, CA, Certificate of
                                         Participation, Marina Del Ray, AMT, Series 1993
                                         A, 6.25%, 07/01/2003                               2,400,000
2,463,551
                                       Millbrae California Residential Facilities, AMT,
                                         Series 1997 A, 7.375%, 09/01/2027                  1,000,000
983,890
                                       Sacramento, CA, City Financing Authority,
                                         Convention Center Hotel, Series 1999 A, 6.25%,
                                         01/01/2030                                         4,000,000
3,975,480
                                       San Francisco, CA, City and County Redevelopment
                                         Agency, Residential Facility, AMT, Series 1996
                                         A, 8.5%, 12/01/2026                                2,000,000
1,882,700
                                       San Joaquin Hills, CA, Transportation Corridor
                                         Agency:
                                         Series 1993, Prerefunded to 01/01/2008, Step-up
                                         Coupon, 0% to 01/01/2011 (c)                       5,000,000
5,793,500
                                         Series 1993, Prerefunded to 01/01/2008, Step-up
                                         Coupon, 0% to 01/01/2012 (c)                      15,000,000
17,418,747
                                         Series 1993, Prerefunded to 01/01/2008, Step-up
                                         Coupon, 0% to 01/01/2013 (c)                       4,000,000
4,645,000

---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                          AMOUNT ($)     VALUE
($)
------------------------------------------------------------------------------------------------------------------------

    COLORADO--5.2%
                                       Colorado Health Facilities Authority Revenue,
                                         Hospital-Portercare Adventist Health, 6.625%,
                                         11/15/2026                                       $ 2,000,000   $
2,009,180
                                       Denver, CO, Airport System Revenue:
                                         Series 1990 A, Zero Coupon, 11/15/2001             5,120,000
5,037,363
                                         Series 1990 A, Zero Coupon, 11/15/2003             3,050,000
2,759,030
                                         Series 1990 A, Zero Coupon, 11/15/2004             3,130,000
2,692,050
                                         Series 1991 A, Zero Coupon, 11/15/2005             1,855,000
1,512,771
                                         Series 1991 D, 7.75%, 11/15/2013                   9,775,000
11,891,776
                                       Denver, CO, Urban Renewal Authority, Tax
                                         Increment Revenue, AMT, Series 1989, 7.75%,
                                         09/01/2016                                         2,500,000
2,656,850

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONNECTICUT--2.6%
                                       Connecticut State Health Finance Authority,
                                         Edgehill Project, Series 1997 A, 6.875%,
                                         07/01/2017                                         4,500,000
5,047,200
                                       Mashantucket, CT, Western Pequot Tribe:
                                         Series 1996 B, 6.4%, 09/01/2011                    1,490,000
1,704,575
                                         Series 1996 B, Prerefunded to 09/01/2007, 6.4%,
                                         09/01/2011 (c)                                     1,510,000
1,610,204
                                         Series 1997 B, 5.7%, 09/01/2012                    1,000,000
1,019,000
                                         Series 1999 B, Zero Coupon, 09/01/2010             2,000,000
1,193,480
                                         Series 1999 B, Zero Coupon, 09/01/2011             2,000,000
1,117,500
                                         Series 1999 B, Zero Coupon, 09/01/2012             2,000,000
1,039,760
                                         Series 1999 B, Zero Coupon, 09/01/2014             2,000,000
900,940
                                         Series B, Zero Coupon, 09/01/2013                  2,000,000
968,280

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DELAWARE--0.2%
                                       Delaware County, PA, Authority First Management
                                         Revenue, 7.625%, 07/01/2030                        1,000,000
1,020,390

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DISTRICT OF COLUMBIA--2.7%
                                       District of Columbia:
                                         American College of Obstetricians, Series 1999,
                                         4.75%, 08/15/2018 (b)                                500,000
462,150
                                         Certificate of Participation, Series 1993,
                                         7.3%, 01/01/2013                                   4,650,000
4,894,032
                                         Hospital Refunding Revenue, Metlantic
                                         Washington Hospital Center, Series 1992 A,
                                         7.125%, 08/15/2019                                 3,000,000
3,199,950
                                         Water and Sewer Authority:
                                           Public Utilities Revenue, Series 1998,
                                           Inverse Floater, 8.802%, 10/01/2014**            4,220,000
5,203,893
                                           Series 2000, 8.821%, Inverse Floater,
                                           10/01/2016**                                     1,155,000
1,414,621

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FLORIDA--1.5%
                                       Bayside, FL, Community Development District,
                                         Capital Improvement Revenue, 6.3%, 05/01/2018        980,000
975,404
                                       Broward County, FL, Housing Finance Authority,
                                         Single Family Mortgage Revenue, Series 1983,
                                         Zero Coupon, 04/01/2014                              400,000
111,784
                                       Hillsborough County, FL, Industrial Development
                                         Authority Revenue, University Community
                                         Hospital Project:
                                         5.625%, 08/15/2023                                 1,550,000
1,342,672
                                         Series 1999, 5.625%, 08/15/2019                    3,425,000
3,040,647
                                       Indian Trace, FL, Special Tax Revenue, Water
                                         Management, Series 1995, 8.25%, 05/01/2005         1,160,000
1,216,480
                                       Palm Beach County, FL, Health Facilities
                                         Authority, Retirement Community Revenue, Series
                                         1998, 5.125%, 11/15/2029                           2,000,000
1,710,640

---------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                          AMOUNT ($)     VALUE
($)
------------------------------------------------------------------------------------------------------------------------

    GEORGIA--1.5%
                                       Athens-Clarke County, GA, Wesley Woods, Series
                                         1997, 6.35%, 10/01/2017                          $ 1,575,000   $
1,397,734
                                       Coweta County, GA, Residential Care Facilities
                                         for the Elderly, Wesley Woods, Series 1996 A,
                                         8.25%, 10/01/2026                                  1,000,000
1,067,400
                                       Georgia Municipal Electric Authority Power
                                         Revenue:
                                         Prerefunded, Series Z, 5.5%, 01/01/2012 (c)           80,000
86,541
                                         Unrefunded Balance, Series Z, 5.5%, 01/01/2012     1,295,000
1,366,730
                                       Rockdale County, GA, Development Authority, Solid
                                         Waste Disposal Revenue, Visy Paper Inc.
                                         Project, AMT, Series 1993, 7.4%, 01/01/2016        4,380,000
4,455,862

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ILLINOIS--2.1%
                                       Chicago, IL, O'Hare International Airport,
                                         Special Facilities Revenue, United Airlines
                                         Project, Series 1999 A, 5.35%, 09/01/2016          2,750,000
2,405,563
                                       Hoffman Estates, IL, Tax Increment Revenue,
                                         Capital Appreciation Junior Lien, Series 1991,
                                         Zero Coupon, 05/15/2006                            4,000,000
3,203,720
                                       Illinois Development Finance Authority, Hospital
                                         Revenue, Series 1999 A, 5.5%, 11/15/2029           5,000,000
4,461,550
                                       Winnebago County, IL, School District #122,
                                         Series 1992, 6.45%, 06/01/2008 (b)                 1,500,000
1,691,715

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    INDIANA--0.9%
                                       Indiana Health Facilities Financing Authority
                                         Revenue:
                                         5.625%, 05/15/2028                                 2,000,000
1,576,280
                                         Franciscan Eldercare Community Services, Series
                                         1998, 5.875%, 05/15/2029                           2,300,000
1,906,723
                                       Indianapolis, IN, Economic Development, Robin Run
                                         Village Project, Series 1992, 7.625%,
                                         10/01/2022                                         1,500,000
1,547,985

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    IOWA--0.3%
                                       Iowa Financial Authority Retirement Authority,
                                         Wesley Retirement Services, 6.1%, 06/01/2024       2,250,000
1,924,650

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    KANSAS--1.7%
                                       Manhattan, KS, Health Care Facilities, Revenue
                                         Bond, Meadowlark Hills Retirement, Series 1999
                                         A, 6.5%, 05/15/2028                                1,000,000
959,540
                                       Overland Park, KS, Development Corporation
                                         Revenue, 1st Tier, Overland Park, Series A,
                                         7.375%, 01/01/2032                                 8,000,000
8,352,240

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    KENTUCKY--1.6%
                                       Kentucky Economic Development Finance Authority,
                                         Health Systems Revenue, Norton Healthcare Inc.,
                                         Series 2000 A, 5.625%, 10/01/2028                  5,500,000
5,582,720
                                       Kentucky Turnpike Authority Economic Development
                                         Road Revenue, Revitalization Project, Series A,
                                         5.5%, 07/01/2014 (b)                               3,210,000
3,440,831

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MAINE--0.1%
                                       Maine Finance Authority, Huntington Common,
                                         Series 1997 A, 7.5%, 09/01/2027                    1,000,000
734,740

---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                          AMOUNT ($)     VALUE
($)
------------------------------------------------------------------------------------------------------------------------

    MARYLAND--3.6%
                                       Anne Arundel County, MD, Special Obligation,
                                         National Business Park Project, 7.375%,
                                         07/01/2028                                       $ 2,000,000   $
2,137,380
                                       Maryland Economic Development Corporation:
                                         Chesapeake Bay Conference, Series 1999 B,
                                         7.625%, 12/01/2022                                12,000,000
12,049,800
                                         University of Maryland, Series 1999 A, 5.75%,
                                         06/01/2031                                         1,000,000
930,710
                                       Maryland Health & Higher Education Facilities
                                         Authority:
                                         Revenue, Collington Episcopal, 6.75%,
                                         04/01/2023                                         2,000,000
1,993,640
                                         University of Maryland Medical System Revenue,
                                         Series 2000, 6.75%, 07/01/2030                     2,500,000
2,652,775

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MASSACHUSETTS--4.5%
                                       Boston, MA, Industrial Development Financing
                                         Authority, Springhouse Project, Series 1995,
                                         Prerefunded to 07/01/2005, 9.25%, 07/01/2025
                                         (c)                                                1,350,000
1,648,472
                                       Massachusetts Development Financial Agency,
                                         Revenue, Health Care Facilities, Series 1999 A,
                                         7.1%, 07/01/2032                                   4,000,000
3,737,680
                                       Massachusetts Health and Educational Facilities
                                         Authority:
                                         Cooley Dickson Hospital Inc., Series 1993 A,
                                         Prerefunded to 05/15/2003, 7.125%, 11/15/2018
                                         (c)                                                1,720,000
1,868,264
                                         Partners Healthcare Systems, Series 1999 B,
                                         5.125%, 07/01/2019                                 1,185,000
1,114,398
                                         South Shore Hospital:
                                           Series 1999 F, 5.625%, 07/01/2019                1,000,000
964,780
                                           Series 1999 F, 5.75%, 07/01/2029                 4,000,000
3,820,440
                                       Massachusetts Industrial Finance Agency:
                                         Edgewood Retirement Community, Series 1995 A,
                                         9%, 11/15/2025                                     1,000,000
1,233,060
                                         Solid Waste Disposal, Peabody Monofil Project,
                                         Series 1994, 9%, 09/01/2005                        1,680,000
1,733,810
                                       Massachusetts State RITES, Series 2000, Inverse
                                         Floater, 8.977%, 11/01/2010**                      8,000,000
9,988,480

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MICHIGAN--2.0%
                                       Detroit, MI, Downtown Development Authority:
                                         Series 1996, Zero Coupon, 07/01/2011               3,150,000
1,882,724
                                         Series 1996, Zero Coupon, 07/01/2012               3,150,000
1,762,173
                                       Kalamazoo, MI, Economic Development Revenue Bond,
                                         Series 1999 A, 7.5%, 05/15/2029                    2,000,000
1,927,620
                                       Michigan State Hospital Finance Authority
                                         Revenue, Sinai Hospital, Series 1995, 7.5%,
                                         10/01/2027                                         2,000,000
2,301,140
                                       Michigan State Strategic Fund Limited, Revenue,
                                         5.75%, 11/15/2018                                  1,500,000
1,351,155
                                       Saginaw, MI, Hospital Finance Authority Revenue,
                                         Covenant Medical Center, Series F, 6.5%,
                                         07/01/2030                                         2,000,000
2,080,800

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MISSISSIPPI--0.3%
                                       Mississippi Development Bank, Special Obligation,
                                         Diamond Lakes Utilities, Series 1997 A, 6.25%,
                                         12/01/2017                                         1,800,000
1,722,276

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MISSOURI--3.9%
                                       Florissant, MO, Industrial Development Authority:
                                         8.5%, 08/15/2030                                   7,060,000
7,062,047
                                         St. Catherine Acquisition, 9%, 08/15/2030          3,305,000
3,305,595
                                       St. Louis Industrial Development Authority,
                                         Senior Lien, St. Louis Convention, 7.25%,
                                         12/15/2035                                        10,000,000
10,461,300

---------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                          AMOUNT ($)     VALUE
($)
------------------------------------------------------------------------------------------------------------------------

    NEVADA--3.3%
                                       Clark County, NV, 5.5%, 06/01/2015 (b)             $ 5,000,000   $
5,208,850
                                       Clark County, NV, Pollution Control Revenue,
                                         Series 1995 D, 5.45%, 10/01/2023                   3,470,000
2,999,572
                                       Henderson, NV, Health Care Facility Revenue,
                                         Catholic Healthcare West, 5.375%, 07/01/2026       5,000,000
4,200,200
                                       State Nevada Department of Business & Industry,
                                         Las Vegas Monorail Project, Revenue, 7.375%,
                                         01/01/2030                                         6,000,000
5,998,740

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW HAMPSHIRE--1.9%
                                       New Hampshire Health & Educational Facilities
                                         Authority Revenue, New Hampshire College Issue,
                                         Series 2000, 7.4%, 01/01/2023                      2,000,000
2,089,120
                                       New Hampshire Higher Education & Health
                                         Facilities Authority:
                                         New Hampshire Catholic Charities:
                                           8.4%, 08/01/2011                                   600,000
623,166
                                           Series 1991, Prerefunded to 8/1/2001, 6.375%,
                                           03/01/2013 (c)                                     725,000
667,769
                                           Series 1997, 5.8%, 08/01/2022                    2,760,000
2,353,700
                                         Rivermead at Peterborough:
                                           Series 1998, 5.5%, 07/01/2013                    2,635,000
2,379,589
                                           Series 1998, 5.625%, 07/01/2018                  1,615,000
1,327,255
                                         Riverwoods at Exeter, Series 1997 A, 6.5%,
                                         03/01/2023                                         1,000,000
886,580

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW JERSEY--3.3%
                                       New Jersey Economic Development Authority:
                                         Revenue, Harrogate Inc., Series A, 5.875%,
                                         12/01/2026                                         1,225,000
1,066,093
                                         United Methodist Homes, Series 1995,
                                         Prerefunded to 07/01/2005, 7.5%, 07/01/2025 (c)    1,000,000
1,156,450
                                       New Jersey State Transportation Certificate of
                                         Participation, Series 16, Inverse Floater,
                                         8.25%, 09/15/2010** (b)                            8,250,000
9,902,723
                                       New Jersey State Turnpike Authority Revenue,
                                         Series 2000 R, Inverse Floater, 8.35%,
                                         01/01/2010** (b)                                   5,000,000
6,057,650

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW MEXICO--1.2%
                                       Farmington, NM, Pollution Control Revenue:
                                         5.8%, 04/01/2022                                   7,000,000
6,615,700

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW YORK--4.1%
                                       Brookhaven, NY, Industrial Development Authority,
                                         Civic Factory Revenue, Memorial Hospital
                                         Medical Center, Series A, 8.25%, 11/15/2030        1,000,000
985,800
                                       Glen Cove Housing Authority, NY, Senior Living
                                         Facility, The Mayfair at Glen Cove, AMT, Series
                                         1996, 8.25%, 10/01/2026                            1,500,000
1,614,615
                                       Islip, NY, New York Community Development Agency,
                                         New York Institute of Technology, Series 1996,
                                         7.5%, 03/01/2026                                   2,500,000
2,939,550
                                       New York City, NY, General Obligation, Series
                                         1996 A, 7%, 08/01/2007                             5,000,000
5,742,050
                                       New York Dormitory Authority Revenue, Series 310,
                                         Inverse Floater, 9.07%, 02/15/2010** (b)           4,250,000
5,351,218
                                       New York Metropolitan Transportation Department,
                                         Series 1993 O, 5.75%, 07/01/2013                   2,750,000
3,039,190

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                          AMOUNT ($)     VALUE
($)
------------------------------------------------------------------------------------------------------------------------
                                      New York, NY, City Transitional Finance Authority
                                         Revenue, Future Tax, Series B, 5.5%, 02/01/2016  $ 2,000,000   $
2,091,000
                                       Orange County, NY, Industrial Development Agency,
                                         Life Care Community Revenue, The Glen Arden
                                         Project, 5.7%, 01/01/2028                          1,250,000
1,035,588

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NORTH CAROLINA--0.7%
                                       Charlotte, NC, Special Facilities Revenue,
                                         Douglas International Airport-US Airways,
                                         7.75%, 02/01/2028                                  1,700,000
1,649,510
                                       North Carolina Municipal Power Agency, Electric
                                         Revenue, Series 1999 B, 6.375%, 01/01/2013         2,075,000
2,205,538

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NORTH DAKOTA--0.7%
                                       Grand Forks, ND, Health Care Systems Revenue,
                                         Series 2000, 7.125%, 08/15/2024                    3,750,000
3,865,088

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    OHIO--1.2%
                                       Franklin County, OH, Health Care Facilities
                                         Revenue, Ohio Presbyterian, Series A, 7.125%,
                                         07/01/2029                                         1,000,000
983,830
                                       Hamilton County, OH, Health System Revenue,
                                         Franciscan Sisters of the Poor Health System,
                                         Providence Hospital, Series 1992, 6.8%,
                                         07/01/2008                                         5,485,000
5,808,231

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    PENNSYLVANIA--6.2%
                                       Allegheny County, PA, Hospital Development
                                         Authority Revenue, Health Systems, Series B,
                                         9.25%, 11/15/2022                                  2,000,000
2,018,080
                                       Chester County, PA, Health and Education
                                         Facilities Authority Revenue, Series 1997 A,
                                         5.375%, 05/15/2027                                 4,270,000
4,044,886
                                       Delaware County, PA, White Horse Village Inc.:
                                         Series 1996, 7.5%, 07/01/2018                      2,000,000
2,048,220
                                         Series 1996 A, 6.7%, 07/01/2007                    1,000,000
1,001,800
                                       Montgomery County, PA, Health and Educational
                                         Facilities Authority, Philadelphia Geriatric
                                         Center Revenue, Series 1999 A, 7.25%,
                                         12/01/2027                                         3,125,000
3,032,156
                                       Montgomery County, PA, Industrial Development
                                         Authority, Retirement Community Revenue, Series
                                         1998, 5.25%, 11/15/2028                            4,000,000
3,434,240
                                       Montgomery County, PA, Multi-Family Housing
                                         Revenue, Series 1993 A, 6.375%, 07/01/2012         5,500,000
5,623,200
                                       Pennsylvania Economic Development Financing
                                         Authority Exempt Facilities Revenue, Amtrak
                                         Project, Series A, 6.125%, 11/01/2021                700,000
701,337
                                       Pennsylvania Higher Education Facilities
                                         Authority Revenue, UPMC Health System, Series
                                         A, 6%, 01/15/2031                                  5,095,000
5,100,503
                                       Philadelphia, PA, Industrial Development
                                         Authority, Commercial Development Revenues,
                                         Series 1997, 6.5%, 10/01/2027                      4,500,000
4,417,335
                                       Westmoreland County, PA, Industrial Development
                                         Authority Revenue, Health Care
                                         Facilities-Redstone, Series 2000 B, 8.125%,
                                         11/15/2030                                         3,000,000
3,020,910

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SOUTH CAROLINA--0.5%
                                       South Carolina Jobs Economic Development
                                         Authority, Hospital Facilities Revenue, Series
                                         2000 A, 7.375%, 12/15/2021                         2,500,000
2,563,325

---------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                          AMOUNT ($)     VALUE
($)
------------------------------------------------------------------------------------------------------------------------

    SOUTH DAKOTA--0.4%
                                       South Dakota Health & Educational Facilities
                                         Authority Revenue, Prairie Lakes:
                                         Series 1992, 7.125%, 04/01/2010                  $   320,000   $
329,046
                                         Series 1992, 7.25%, 04/01/2022                       320,000
325,606
                                         Series 1992, Prerefunded to 04/01/2003, 7.125%,
                                         04/01/2010 (c)                                       680,000
736,882
                                         Series 1992, Prerefunded to 04/01/2003, 7.25%,
                                         04/01/2022 (c)                                       680,000
738,317

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TENNESSEE--1.5%
                                       Elizabethton, TN, Health and Educational
                                         Facilities Board Revenue, Series 2000 B, 8%,
                                         07/01/2033                                         3,000,000
3,174,420
                                       Johnson City, TN, Health and Educational
                                         Facilities Board Hospital Revenue, 7.5%,
                                         07/01/2033                                         5,000,000
5,003,800

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TEXAS--10.5%
                                       Abilene, TX, Health Facilities Development,
                                         Corporate Retirement Facilities Revenue, Sears
                                         Methodist Retirement, Series A, 5.9%,
                                         11/15/2025                                         3,000,000
2,459,850
                                       Arlington, TX, Independent School District,
                                         General Obligation, Series 1999, 5%, 02/15/2024    7,000,000
6,648,740
                                       Austin, TX, Bergstrom Landhost Enterprises,
                                         Airport Hotel, Series 1999 A, 6.75%, 04/01/2027    5,000,000
4,766,850
                                       Bexar County, TX, Housing Finance Corporation,
                                         AMT, Series 1999 A, 8.2%, 04/01/2022                 553,000
559,382
                                       Dallas-Fort Worth, TX, Airport Revenue, American
                                         Airlines, AMT, Series 1990, 7.25%, 11/01/2030      5,000,000
5,222,550
                                       Gulf Coast Waste Disposal Authority, Texwaste
                                         Disposal Revenue, Valero Energy Corporation
                                         Project, 6.65%, 04/01/2032                         2,000,000
2,024,700
                                       Harris County, TX, Health Facilities Development
                                         Corporation, Hospital Revenue, Memorial Hermann
                                         Hospital System, Series A, 6.375%, 06/01/2029      4,460,000
4,539,388
                                       Hidalgo County, TX, Health Services, Mission
                                         Hospital, Series 1996, 6.75%, 08/15/2016           2,500,000
2,322,700
                                       Houston, TX, Airport Systems Revenue, Special
                                         Facilities, Continental Airlines, Inc., Series
                                         C, 6.125%, 07/15/2027                              2,900,000
2,614,872
                                       Lubbock, TX, Health Facilities Development
                                         Corporation, Carillon Inc., Series 1999 A,
                                         6.5%, 07/01/2019                                   3,000,000
2,660,790
                                       Magnolia, TX, Independent School District, Series
                                         1999, 5%, 08/15/2017                               2,400,000
2,342,040
                                       Midland County, TX, Hospital District, Midland
                                         Memorial Hospital, Series 1992, 7.5%,
                                         06/01/2016                                         1,500,000
1,580,535
                                       Plano, TX, Independent School District, 5.375%,
                                         02/15/2016                                         5,000,000
5,109,600
                                       Richardson, TX, Hospital Authority, Hospital
                                         Revenue, Series 1998, 5.625%, 12/01/2028           1,250,000
1,075,238
                                       Tarrant County, TX, Health Facilities Development
                                         Corp., Hospital Revenue, 6.7%, 11/15/2030          2,500,000
2,554,225
                                       Tom Green County, TX, Health Facilities
                                         Development Corporation Hospital Revenue,
                                         Shannon Health System Project, 6.75%,
                                         05/15/2021                                         1,000,000
993,460
                                       Travis County, TX, Health Facilities Development
                                         Corp., Ascension Health, Inverse Floater,
                                         Series 1999 A, 6.25%, 11/15/2015** (b)            10,000,000
10,829,000

---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                          AMOUNT ($)     VALUE
($)
------------------------------------------------------------------------------------------------------------------------

    UTAH--0.4%
                                       Salt Lake City, UT, Hospital Revenue, Series
                                         1992, 6.15%, 02/15/2012                          $ 2,000,000   $
2,237,140

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    VERMONT--0.2%
                                       Vermont Housing Finance Agency, Northgate Housing
                                         Project, Series 1989, 8.25%, 06/15/2020              980,000
1,026,491

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    VIRGIN ISLANDS--1.3%
                                       Virgin Islands Public Financial Authority
                                         Revenue, Series 1992 A, Prerefunded to
                                         10/01/2002, 7.25%, 10/01/2018 (c)(d)               6,500,000
6,990,490

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    VIRGINIA--1.9%
                                       Fairfax County, VA, Economic Development
                                         Authority Revenue, Series 1999 A, 7.25%,
                                         10/01/2019                                         3,000,000
3,105,390
                                       Pittsylvania County, VA, Industrial Development
                                         Authority, Multitrade of Pittsylvania County,
                                         L.P. Project:
                                         Series 1994 A, 7.45%, 01/01/2009                   1,500,000
1,462,710
                                         Series 1994 A, 7.5%, 01/01/2014                    3,500,000
3,351,740
                                       Virginia Beach, VA, Development Authority
                                         Revenue, 7%, 04/01/2010                            2,505,000
2,507,229

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    WASHINGTON--4.9%
                                       Port Seattle, WA, Special Facilities Revenue,
                                         Northwest Airlines Project, 7.25%, 04/01/2030      2,800,000
2,762,284
                                       Washington Energy Northwest Electric Revenue,
                                         Inverse Floater, 7.495%, 07/01/2015**              6,250,000
6,607,063
                                       Washington Public Power Supply System:
                                         Nuclear Project #2:
                                           Series 1992 A, 6.3%, 07/01/2012                 10,000,000
11,314,900
                                           Series 1994, Inverse Floater, 6.519%,
                                           07/15/2008**                                     3,000,000
3,262,500
                                         Nuclear Project #3, Series 1989 B, 7.125%,
                                         07/01/2016                                         2,500,000
3,025,125

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    WEST VIRGINIA--0.9%
                                       West Virginia State Hospital Finance Authority,
                                         6.75%, 09/01/2030                                  5,000,000
5,293,200

---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    WISCONSIN--1.3%
                                       Wisconsin State Health and Educational Facilities
                                         Authority:
                                         Aurora Health Care Inc., Series 1999 A, 5.6%,
                                         02/15/2029                                         6,500,000
5,633,160
                                       National Regency of New Berlin Project, Series
                                         1995, 8%, 08/15/2025                               1,465,000
1,532,551

---------------------------------------------------------------------------------
                                       TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                                       (Cost $494,438,301)
528,790,056

---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $519,828,301)(a)
$554,180,056

---------------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

 * Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of May 31, 2001.

(a) The cost for federal income tax purposes was $519,828,301. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $34,351,755. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,551,111 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,199,356.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) At May 31, 2001, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

    At May 31, 2001, open futures contracts sold short were as follows:

                                                                                            AGGREGATE
                                                                                               FACE
      FUTURES                                                      EXPIRATION   CONTRACTS   VALUE ($)    VALUE
($)

-------------------------------------------------------------------------------------------------------------
      U.S. Treasury Note 10 Year                                    9/19/01        200      20,430,050
20,562,500

-------------------------------------------------------------------------------------------------------------
      Total unrealized depreciation on open futures contracts
        sold short
(132,450)

-------------------------------------------------------------------------------------------------------------

   AMT: Alternative minimum tax

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of May 31, 2001

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value (cost $519,828,301)         $554,180,056
----------------------------------------------------------------------------
Cash                                                                 164,852
----------------------------------------------------------------------------
Receivable for investments sold                                    1,515,000
----------------------------------------------------------------------------
Interest receivable                                                8,296,857
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    7,311,985
----------------------------------------------------------------------------
Other receivable                                                     540,000
----------------------------------------------------------------------------
TOTAL ASSETS                                                     572,008,750
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Dividends payable                                                    705,623
----------------------------------------------------------------------------
Payable for investments purchased                                 15,028,569
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     462,917
----------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts         171,875
----------------------------------------------------------------------------
Accrued management fee                                               121,604
----------------------------------------------------------------------------
Accrued reorganization costs                                           3,525
----------------------------------------------------------------------------
Other accrued expenses and payables                                   84,384
----------------------------------------------------------------------------
Total liabilities                                                 16,578,497
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $555,430,253
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
Investments                                                       34,351,755
----------------------------------------------------------------------------
Futures                                                             (132,450)
----------------------------------------------------------------------------
Other receivable                                                     540,000
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (18,893,218)
----------------------------------------------------------------------------
Paid-in capital                                                  539,564,166
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $555,430,253
----------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------
CLASS AARP
  Net Asset Value, offering and redemption price per share
  ($4,153,491 / 335,051 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $12.40
----------------------------------------------------------------------------
CLASS S
  Net Asset Value, offering and redemption price per share
  ($513,655,654 / 41,416,429 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                  $12.40
----------------------------------------------------------------------------
CLASS A
  Net Asset Value and redemption price per share
  ($23,893,308 / 1,928,217 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $12.39
----------------------------------------------------------------------------
  Maximum offering price per share (100 / 95.50 of $12.39)            $12.97
----------------------------------------------------------------------------
CLASS B
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($7,906,931 / 637,858 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $12.40
----------------------------------------------------------------------------
CLASS C
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($5,820,869 / 469,452 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $12.40
----------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the Year ended May 31, 2001

INVESTMENT INCOME
---------------------------------------------------------------------------
Income:
Interest                                                        $31,706,822
---------------------------------------------------------------------------
Expenses:
Management fee                                                    3,081,644
---------------------------------------------------------------------------
Administrative fee                                                  312,190
---------------------------------------------------------------------------
Services to shareholders                                            331,700
---------------------------------------------------------------------------
Custodian and accounting fees                                        45,896
---------------------------------------------------------------------------
Distribution services fees                                           38,987
---------------------------------------------------------------------------
Administrative services fees                                         39,632
---------------------------------------------------------------------------
Auditing                                                             28,878
---------------------------------------------------------------------------
Legal                                                                 5,178
---------------------------------------------------------------------------
Trustees' fees and expenses                                          12,542
---------------------------------------------------------------------------
Reports to shareholders                                              30,077
---------------------------------------------------------------------------
Registration fees                                                   106,347
---------------------------------------------------------------------------
Reorganization                                                        3,525
---------------------------------------------------------------------------
Other                                                                33,336
---------------------------------------------------------------------------
Total expenses, before expense reductions                         4,069,932
---------------------------------------------------------------------------
Expense reductions                                                 (174,145)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          3,895,787
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                            27,811,035
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                      (4,522,897)
---------------------------------------------------------------------------
Futures                                                          (2,842,162)
---------------------------------------------------------------------------
                                                                 (7,365,059)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      27,259,798
---------------------------------------------------------------------------
Futures                                                            (245,331)
---------------------------------------------------------------------------
Other receivables                                                   540,000
---------------------------------------------------------------------------
                                                                 27,554,467
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       20,189,408
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $48,000,443
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEARS ENDED MAY 31,
                                                              --------------------------------------
                                                                  2001                     2000
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------------------
Operations:
Net investment income                                         $  27,811,035            $  22,900,860
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions              (7,365,059)              (5,601,313)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   27,554,467              (22,532,243)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       48,000,443               (5,232,696)
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
Class AARP                                                          (52,151)                      --
----------------------------------------------------------------------------------------------------
Class S                                                         (26,897,738)             (22,899,579)
----------------------------------------------------------------------------------------------------
Class A                                                            (602,732)                    (634)
----------------------------------------------------------------------------------------------------
Class B                                                            (140,916)                    (498)
----------------------------------------------------------------------------------------------------
Class C                                                            (117,498)                    (149)
----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                       247,176,555              206,693,996
----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                    16,265,071               15,204,758
----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                        (165,135,800)            (206,909,446)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                     98,305,826               14,989,308
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                               118,495,234              (13,144,248)
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                               436,935,019              450,079,267
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                   $ 555,430,253            $ 436,935,019
----------------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                             CLASS A
                                                                   ---------------------------
                                                                   2001 (A)       2000 (B)
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.86         $12.02
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .70            .06
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                           .53           (.16)
----------------------------------------------------------------------------------------------
Total from investment operations                                      1.23           (.10)
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                                 (.70)          (.06)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                      $12.39         $11.86
----------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                               10.44           (.77)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  24            .20
----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       1.13(e)         .11**
----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         .80(e)         .07**
----------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                    5.69            .52**
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             12             62
----------------------------------------------------------------------------------------------

                                                                             CLASS B
                                                                   ---------------------------
                                                                   2001 (A)       2000 (B)
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.86         $12.02
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .60            .05
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                           .54           (.16)
----------------------------------------------------------------------------------------------
Total from investment operations                                      1.14           (.11)
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                                 (.60)          (.05)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                      $12.40         $11.86
----------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                                9.74           (.92)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   8            .20
----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       2.04(e)         .19**
----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                        1.60(e)         .14**
----------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                    4.88            .45**
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             12             62
----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             CLASS C
                                                                   ---------------------------
                                                                   2001 (A)       2000 (B)
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.86         $12.02
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .60            .05
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                           .54           (.16)
----------------------------------------------------------------------------------------------
Total from investment operations                                      1.14           (.11)
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                                 (.60)          (.05)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                      $12.40         $11.86
----------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                                9.68           (.92)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   6            .04
----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       1.91(e)         .20**
----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                        1.58(e)         .14**
----------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                    4.91            .45**
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             12             62
----------------------------------------------------------------------------------------------

(a) For the year ended May 31, 2001.

(b) For the period from May 1, 2000 (commencement of sales of Class A, B and C shares) to May 31, 2000.

(c) Total return does not reflect the effect of sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.11% and 0.80%, 1.99% and 1.60% and 1.86% and 1.58% for Class A, B and C, respectively.

 * Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder High Yield Tax Free Fund (the "Fund") is a
                             diversified series of Scudder Municipal Trust (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             The Fund offers five classes of shares. On October 2, 2000, the Fund commenced offering Class AARP shares. Each class of shares provides investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class AARP and S shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative service-level and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial

NOTES TO FINANCIAL STATEMENTS

                             instrument at a specified price on a specific date (settlement date). During the period, the Fund sold index futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At May 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $9,700,000, which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until May 31, 2005 ($3,900,000), May 31, 2008 ($2,700,000)
                             and May 31, 2009 ($3,100,000), the respective
                             expiration dates, or whichever occurs first.

                             In addition, from November 1, 2000 through May 31, 2001, the Fund incurred approximately $5,400,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2002.

                             DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premium and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

                             At May 31, 2001, other receivable of $540,000 (0.1% of net assets) has been valued in good faith by the valuation committee of the Trustees.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           During the year ended May 31, 2001, purchases and
                             sales of securities (excluding short-term investments) aggregated $138,450,231 and
                             $56,976,421, respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              As described in Note 7, Zurich Scudder Investments,
                             Inc. ("ZSI" or the "Advisor"), formerly Scudder
                             Kemper Investments, Inc., initiated a restructuring program. As part of this reorganization, the Fund adopted a new investment management agreement and entered into an Administrative Agreement. The new investment management agreement was effective
                             October 2, 2000 and the Administrative Agreement was effective December 29, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

                             MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly.

                             Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% of the first $300,000,000 of the Fund's average daily net assets, .60% on the next $200,000,000 of the Fund's average daily net assets, and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

                             In addition, for the period June 1, 2000 to October 1, 2000 the Advisor maintained the annualized expenses of the Fund as follows: Class S shares 0.80%, Class A shares 0.80%, Class B shares 1.60% and Class C shares 1.58%. From October 2, 2000 to May 31, 2001 the Advisor maintained the annualized expenses of the Fund as follows: Class S shares 0.79%, Class AARP shares 0.79%, Class A shares 0.80%, Class B shares 1.60% and Class C shares 1.58%. Certain expenses, such as taxes, brokerage and interest expense are excluded from the expense limitation. Accordingly, for the year ended May 31, 2001 the Advisor did not impose a portion of its management fee pursuant to the Agreement aggregating $129,488 and the amount imposed aggregated

NOTES TO FINANCIAL STATEMENTS

                             $2,952,156 which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

                             ADMINISTRATIVE FEE. Effective December 29, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class AARP, Class S, Class A, Class B and Class C for the period from December 29, 2000 through May 31, 2001, was equal to an annualized effective rate of 0.15%, 0.15%, 0.175%, 0.225% and 0.200%, respectively, of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period December 29, 2000 through May 31, 2001, the Administrative Fee was as follows:

                                                                                            TOTAL       UNPAID AT
                                       ADMINISTRATIVE FEE                                 AGGREGATED   MAY 31,
2001

----------------------------------------------------------------------------
                                       Class AARP                                          $  1,270      $   440
                                       Class S                                              312,746       66,616
                                       Class A                                               13,070        3,188
                                       Class B                                                4,689        1,340
                                       Class C                                                3,313          932
                                                                                           --------      -------
                                                                                           $335,088      $72,516

                             In addition, a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000 amounting to $22,898 on Class S is included in the Administrative Fee on the Statement of Operations.

                             SHAREHOLDER SERVICES FEES. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. Prior to December 29, 2000, the amount charged to Classes A, B and C by SISC aggregated $437, $350 and $182, respectively, all of which is paid at May 31, 2001. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class S and Class AARP shares. Prior to December 29, 2000, the amount charged to Class S and Class AARP shares by SSC for shareholder services aggregated $177,976 and $0, respectively, all of which is paid at May 31, 2001.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to December 29, 2000, the amount charged to the Fund by SFAC aggregated $38,745, all of which is paid at May 31, 2001.

NOTES TO FINANCIAL STATEMENTS

                             Effective December 29, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2001, the Distribution Fee was as follows:

                                                                                            TOTAL       UNPAID AT
                                       DISTRIBUTION FEE                                   AGGREGATED   MAY 31,
2001

----------------------------------------------------------------------------
                                       Class B                                             $21,304        $5,557
                                       Class C                                              17,683         3,553
                                                                                           -------        ------
                                                                                           $38,987        $9,110
                                                                                           =======        ======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2001 aggregated $59,545, of which none was paid to other firms.

                             In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2001, there was no CDSC for Classes B and C was $5,153 of which all is unpaid.

                             ADMINISTRATIVE SERVICES FEES. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2001, the Administrative Services Fee was as follows of which all is paid at May 31, 2001:

                                                                                              TOTAL      FEES
WAIVED
                                       ADMINISTRATIVE SERVICES FEE                          AGGREGATED     BY SDI

-----------------------------------------------------------------------------
                                       Class A                                               $26,468
$18,672
                                       Class B                                                 7,185
5,210
                                       Class C                                                 5,979
4,142
                                                                                             -------
-------
                                                                                             $39,632
$28,024
                                                                                             =======
=======

                             TRUSTEES' FEES AND EXPENSES. The Fund pays each Trustee not affiliated with the Advisor an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2001, Trustees' fees and expenses aggregated $12,542.

                             OTHER RELATED PARTIES. AARP through its affiliates, monitors and approves the AARP Investments Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and

NOTES TO FINANCIAL STATEMENTS

                             services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During year ended May 31, 2001, the Fund's custodian fees were reduced by $5,859. Prior to December 29, 2000, transfer agent fees were reduced by $7,249.

                             Effective December 29, 2000, transfer agent fees are no longer used to reduce Fund expenses.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The
                             Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    ADOPTION OF NEW
     ACCOUNTING PRINCIPLE    The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to accrete market discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of accretion that would have been recognized had accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI initiated a program to reorganize and combine
                             its two funds families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, were charged to Class A, Class B and Class C and are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $3,525 of such costs.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8    SHARE TRANSACTIONS      The following table summarizes share and dollar
                             activity in the Fund:

                                                                       YEAR ENDED                        YEAR
ENDED
                                                                      MAY 31, 2001                      MAY 31,
2000
                                                              ----------------------------
----------------------------
                                                                SHARES          DOLLARS
SHARES          DOLLARS
                                       SHARES SOLD

-------------------------------------------------------------------------------------
                                        Class AARP*               379,577    $   4,710,697               --
$          --

-------------------------------------------------------------------------------------
                                        Class S**              16,486,699      202,550,577       17,085,134
206,124,783

-------------------------------------------------------------------------------------
                                        Class A                 2,080,210       25,602,776
27,398          324,369

-------------------------------------------------------------------------------------
                                        Class B                   676,004        8,340,103
17,635          208,844

-------------------------------------------------------------------------------------
                                        Class C                   485,082        5,972,402
2,995           36,000

-------------------------------------------------------------------------------------
                                                                             $ 247,176,555                     $
206,693,996

-------------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS

-------------------------------------------------------------------------------------
                                        Class AARP*                 2,294    $      28,388               --
$          --

-------------------------------------------------------------------------------------
                                        Class S**               1,276,189       15,691,365
1,253,142       15,203,877

-------------------------------------------------------------------------------------
                                        Class A                    31,954          394,288
50              590

-------------------------------------------------------------------------------------
                                        Class B                     5,265           65,108
12              142

-------------------------------------------------------------------------------------
                                        Class C                     6,957           85,922
13              149

-------------------------------------------------------------------------------------
                                                                             $  16,265,071
$  15,204,758

-------------------------------------------------------------------------------------
                                       SHARES REDEEMED

-------------------------------------------------------------------------------------
                                        Class AARP*               (46,820)   $    (578,498)              --
$          --

-------------------------------------------------------------------------------------
                                        Class S**             (13,119,460)    (160,953,054)     (17,028,771)
(206,829,984)

-------------------------------------------------------------------------------------
                                        Class A                  (204,703)      (2,534,550)
(6,692)         (79,462)

-------------------------------------------------------------------------------------
                                        Class B                   (61,058)        (751,424)
--               --

-------------------------------------------------------------------------------------
                                        Class C                   (25,595)        (318,274)
--               --

-------------------------------------------------------------------------------------
                                                                             $(165,135,800)
$(206,909,446)

-------------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)

-------------------------------------------------------------------------------------
                                        Class AARP*               335,051    $   4,160,587               --
$          --

-------------------------------------------------------------------------------------
                                        Class S**               4,643,428       57,288,888
1,309,505       14,498,676

-------------------------------------------------------------------------------------
                                        Class A                 1,907,461       23,462,514
20,756          245,497

-------------------------------------------------------------------------------------
                                        Class B                   620,211        7,653,787
17,647          208,986

-------------------------------------------------------------------------------------
                                        Class C                   466,444        5,740,050
3,008           36,149

-------------------------------------------------------------------------------------
                                                                             $  98,305,826
$  14,989,308

-------------------------------------------------------------------------------------

                              * For the period from October 2, 2000
                                (commencement of sales of Class AARP shares) to May 31, 2001.

                             ** On May 1, 2000, existing shares of the Fund were
                                redesignated as Class S.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF SCUDDER MUNICIPAL TRUST AND THE SHAREHOLDERS OF SCUDDER HIGH YIELD TAX FREE FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A, Class B and Class C shares' financial highlights present fairly, in all material respects, the financial position of Scudder High Yield Tax Free Fund (the "Fund") at May 31, 2001, and the results of its operations, the changes in its net assets, and the Class A, Class B and Class C shares' financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class A, Class B and Class C shares' financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts

                                          July 18, 2001

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Of the dividends paid from net investment income for the taxable year ended May 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

HENRY P. BECTON, JR.              THOMAS V. BRUNS                   KATHRYN L. QUIRK
Trustee                           Vice President                    Vice President and
                                                                    Assistant Secretary
LINDA C. COUGHLIN                 PHILIP G. CONDON
President and Trustee             Vice President                    JOHN R. HEBBLE
                                                                    Treasurer
DAWN-MARIE DRISCOLL               WILLIAM F. GLAVIN
Trustee                           Vice President                    BRENDA LYONS
                                                                    Assistant Treasurer
EDGAR R. FIEDLER                  ASHTON P. GOODFIELD
Trustee                           Vice President                    CAROLINE PEARSON
                                                                    Assistant Secretary
KEITH R. FOX                      JAMES E. MASUR
Trustee                           Vice President

JEAN GLEASON STROMBERG            HOWARD S. SCHNEIDER
Trustee                           Vice President

JEAN C. TEMPEL                    JOHN MILLETTE
Trustee                           Vice President and Secretary

STEVEN ZALEZNICK
Trustee

 .............................................................................................
LEGAL COUNSEL                         WILLKIE FARR & GALLAGHER
                                      787 Seventh Avenue
                                      New York, NY 10019
 .............................................................................................
SHAREHOLDER SERVICE AGENT             SCUDDER INVESTMENTS SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT ACCOUNTANTS               PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com


[SCUDDER INVESTMENTS LOGO]
Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Scudder High Yield Tax Free Fund prospectus.